THE CARLYLE GROUP REPORTS FIRST QUARTER 2020 FINANCIAL RESULTS APRIL 30, 2020 EXHIBIT 99.2

R-8 G-51 R-0 B-94 G-74 08335E The Carlyle Group Reports First Quarter B-13 6 R-9 R-11 G-102 2020 Financial Results 8 B-112 G-92 096670 B-15 WASHINGTON, DC – APRIL 30, 2020 – Global investment firm The Carlyle Group 0 R-23 R-88 G-234 Inc. (NASDAQ: CG) today reported its unaudited results for the first quarter ended G-15 B-234 March 31, 2020. 9 EAEAEA “The whole world is managing through this B-16 5 R-208 Dividend unprecedented time and the human toll is real. R-13 G-232 The Board of Directors has declared a quarterly dividend of $0.25 per common We thank all of the courageous healthcare and 6 B-247 share to holders of record at the close of business on May 12, 2020, payable G-18 D0E8F7 front line workers, and our thoughts are with all 0 on May 19, 2020. of those impacted by the pandemic. R-14B-83 R-97 0 G-161 Conference Call Since the beginning, our priority has been the G-14 B-224 1 61A1E0 Carlyle will host a conference call at 8:30 a.m. EDT on Thursday, April 30, 2020, health and safety of our people. As a firm, we B-15Old to discuss its first quarter 2020 financial results. The call will be webcast live on have adapted well to this new environment as we R-122 R-237 Carlyle's investor relations website at www.carlyle.com and a replay will be Colors0 G-217 available on our website shortly after the call. support our companies and prepare for a wide G-16 B-157 9 EDD99D range of outcomes. The momentum we've B-22 About The Carlyle Group established and our strong first quarter give R-162 R-147 3 G-195 The Carlyle Group (NASDAQ: CG) is a global investment firm with deep industry Carlyle a position of strength as we navigate the G-14 B-197 expertise that deploys private capital across four business segments: Corporate current environment. We are taking a balanced 3 93C3C5 Private Equity, Real Assets, Global Credit and Investment Solutions. With B-18 and patient approach, and our global and R-147 $217 billion of assets under management as of March 31, 2020, Carlyle’s 7 R-65 purpose is to invest wisely and create value on behalf of its investors, portfolio diversified platform enables us to provide capital G-64 G-19 B-66 companies and the communities in which we live and invest. The Carlyle Group to companies as long-term investors as we drive 5 414042 employs more than 1,775 people in 32 offices across six continents. Further B-19 value for all of our stakeholders.″ R-187 information is available at www.carlyle.com. Follow The Carlyle Group on 5 R-88 Twitter @OneCarlyle. - Carlyle Co-CEOs G-21 G-89 Kewsong Lee and Glenn Youngkin 1 B-91 B-15 58595B R-223 0 R-167 G-22 G-169 1 B-171 B-23 A7A9AB 2 R-220 G-221 B-222 2 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E The Carlyle Group Reports FourthFirst Quarter Quarter and B-13 6 R-9 R-11 G-102 F2020ul l FinancialYear 2019 Results Fi nanci al Resul ts 8 B-112 G-92 096670 B-15 Removal of forward financial guidance 0 R-23 R-88 G-234 Given the uncertain nature of the impact of the novel coronavirus on our current and near term results, we are removing all prior financial G-15 B-234 guidance, and not replacing it in a comprehensive manner at this time. We continue to effectively manage and operate our business with 9 EAEAEA sufficient liquidity, but the uncertain external environment reduces our ability to accurately forecast near term financial results. We may B-16 5 R-208 provide updated guidance when there is increased conviction in the trajectory of health and economic outcomes relative to current time. R-13 G-232 6 B-247 G-18 D0E8F7 Forward Looking Statements 0 This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of R-14B-83 R-97 the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to our expectations regarding the 0 G-161 performance of our business, our financial results, our liquidity and capital resources, contingencies, our dividend policy, our expectations G-14 B-224 1 regarding the impact of COVID-19, and other non-historical statements. You can identify these forward-looking statements by the use of words 61A1E0 B-15Old such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” R-12 Colors2 R-237 “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to 0 G-217 G-16 various risks, uncertainties and assumptions. Accordingly, there are or will be important factors that could cause actual outcomes or results to B-157 9 EDD99D differ materially from those indicated in these statements including, but not limited to, those described under the section entitled “Risk Factors” B-22 in our Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on February 12, 2020, as such factors may be R-162 R-147 updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should 3 G-14 G-195 not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in B-197 3 93C3C5 our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new B-18 information, future developments or otherwise, except as required by applicable law. R-147 R-65 7 G-64 G-19 B-66 This release does not constitute an offer for any Carlyle fund. 5 414042 B-19 R-187 5 R-88 G-21 G-89 1 B-91 B-15 58595B Contacts R-223 0 R-167 Investor Relations Media G-22 G-169 1 B-171 Daniel Harris Leigh Farris OR Brittany Berliner B-23 A7A9AB Phone: +1 (212) 813-4527 Phone: +1 (212) 813-4815 Phone: +1 (212) 813-4839 2 R-220 daniel.harris@carlyle.com leigh.farris@carlyle.com brittany.berliner@carlyle.com G-221 B-222 3 DCDDDE

R-0 R-8 G-74 G-51 B-13 B-94 6 R-9 R-11 G-10 8 2 G-92 B-11 B-15 R-232 0 4 R-88 G - G-15 234 9 B-23 B-16 R-20 4 5 8 R-13 G-23 6 2 G-18 B-24 0 R-977 R-14B-83 G-16 0 1 G-14 B-22 1 R-234 OldB-15 R-12 7 Color2 0 G-21 s G-16 7 9 B-15 R-14 B-22 7 First Quarter 2020 Earnings R-16 7 2 G-19 3 5 G-14 B-19 3 7 B-18 R-147 R-65 7 G-64 G-19 B-66 5 B-19 R-187 R-88 5 G-89 G-21 B-91 1 R-16 B-15 7 R-223 G-16 0 9 G-22 B-17 1 R-22 1 B-23 0 2 G-22 1 B-22 2 4

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Carlyle First Quarter 2020 U.S. GAAP Results 8 B-112 G-92 096670 B-15 • Net income (loss) attributable to The Carlyle Group Inc. common stockholders in Q1 2020 was $(612.0) 0 R-23 R-88 G-234 million G-15 B-234 (Dollars in millions, except per share amounts) 1Q'19 1Q'20 LTM 1Q'19 LTM 1Q'20 9 EAEAEA B-16 REVENUES 5 R-208 Fund management fees $ 353.4 $ 355.9 $ 1,360.9 $ 1,478.7 R-13 G-232 Incentive fees 8.1 8.9 32.0 36.7 6 B-247 Investment income (loss), including performance allocations 650.9 (1,190.9) 1,097.9 (273.4) G-18 D0E8F7 Revenue from consolidated entities 52.4 53.0 219.6 199.8 0 All other revenues 22.2 27.4 101.0 102.5 R-14B-83 R-97 Total Revenues 1,087.0 (745.7) 2,811.4 1,544.3 0 G-161 EXPENSES G-14 B-224 Cash-based compensation and benefits 210.5 204.3 769.9 827.2 1 61A1E0 Equity-based compensation 36.0 29.1 191.0 133.1 B-15Old Performance allocations and incentive fee related compensation 185.4 (442.5) 403.7 (191.2) R-122 R-237 General, administrative and other expenses 112.5 69.6 478.2 451.5 Colors0 G-217 Expenses from consolidated entities 38.1 45.6 166.8 139.3 G-16 B-157 Interest and other non-operating expenses (income) 20.0 24.1 85.1 87.5 9 EDD99D Total Expenses 602.5 (69.8) 2,094.7 1,447.4 B-22 R-162 R-147 Net investment gains (losses) of consolidated funds (14.2) (113.1) (11.7) (122.8) 3 G-195 Income (loss) before provision for income taxes 470.3 (789.0) 705.0 (25.9) G-14 B-197 Provision (benefit) for income taxes 24.0 (80.0) 3 Net income (loss) 446.3 (709.0) B-18 93C3C5 R-14 Net income (loss) attributable to non-controlling interests in consolidated entities (4.5) (97.0) 7 7 R-65 Net income (loss) attributable to Carlyle Holdings 450.8 (612.0) G-19 G-64 Net income (loss) attributable to non-controlling interests in Carlyle Holdings 307.9 — 5 B-66 Net income (loss) attributable to The Carlyle Group Inc. 142.9 (612.0) B-19 414042 Net income attributable to Series A Preferred Unitholders 5.9 — R-187 Series A Preferred Units redemption premium — — 5 R-88 Net income (loss) attributable to The Carlyle Group Inc. Common Stockholders $ 137.0 $ (612.0) G-21 G-89 Net income (loss) attributable to The Carlyle Group Inc. per common share 1 B-91 B-15 58595B Basic $ 1.25 $ (1.76) R-22 Diluted $ 1.18 $ (1.76) 3 1 0 R-167 Income (loss) before provision for taxes margin 43.3% 105.8% 25.1% (1.7)% G-22 2 G-169 • The income (loss) before provision for income taxes for Q1 and LTM 2020 includes $(111.9) million and $354.7 million, respectively, in investment income (loss) from our equity method investment in Fortitude 1 B-171 Re. These amounts include $(89.1) million and $263.6 million, respectively, in gains (losses) from changes in fair value of embedded derivatives, inclusive of gains (losses) as a result of accounting principles related B-23 3 A7A9AB to derivatives and hedging (DIG B36 ). 2 R-220 On January 1, 2020, The Carlyle Group L.P. (the "Partnership") completed its conversion from a Delaware limited partnership to a Delaware corporation, The Carlyle Group Inc. Information reported for periods prior G-221 to the Conversion on January 1, 2020 reflect the results of the Partnership. References to The Carlyle Group Inc., our common stock and our dividends in periods prior to the Conversion refer to The Carlyle Group L.P., its common units and distributions. For periods subsequent to Conversion, Net income (loss) attributable to Carlyle Holdings refers to the Net income (loss) of The Carlyle Group Inc. and its consolidated subsidiaries, B-222 net of non-controlling interests in consolidated entities. LTM results for the provision (benefit) for income taxes and net income (loss) attributable to Carlyle Holdings are not meaningful due to the change in our 5 DCDDDE structure in connection with the Conversion. See Notes at end of document.

Carlyle First Quarter 2020 Highlights

Financial Measures & Dividend

- Distributable Earnings ("DE") of $175 million for Q1 2020 on a pre-tax basis, or $0.48 per common share on a post-tax basis. LTM DE of $721 million, or $1.93 per common share
- Fee Related Earnings ("FRE") of $129 million for Q1 2020 and $478 million for the LTM
- Realized Net Performance Revenues of $48 million for Q1 2020 and $205 million for the LTM
- Net Accrued Performance Revenues of $1.2 billion, down (34)% year-over-year
- Declared a quarterly dividend of $0.25 per common share, payable to stockholders of record as of May 12, 2020

Assets Under Management

- Total Assets Under Management: $217 billion, down (2)% year-over-year
- Fee-earning Assets Under Management: $158 billion, down (1)% year-over-year
- Available Capital for investment: $74 billion

Key Metrics

- Fundraising: $7.5 billion in Q1 2020 and $20.0 billion LTM
- Invested Capital (carry funds): $3.0 billion in Q1 2020 and $20.8 billion LTM
- Realized Proceeds (carry funds): $4.5 billion in Q1 2020 and $19.7 billion LTM
- Carry Fund Appreciation/(Depreciation): (7)% in Q1 2020 and (2)% LTM

Liquidity

- $1.0 billion of cash on balance sheet inclusive of $250 million of cash drawn on our revolving line of credit

6

R-8 G-51 R-0 B-94 G-74 08335E COVID-19 Response - B-13 6 R-9 R-11 G-102 Supporting Our People, Portfolio Companies and Communities 8 B-112 G-92 096670 B-15 0 R-23 R-88 G-234 • Providing extensive remote capabilities for 100% of workforce of more than 1,775 employees across 32 offices across six continents, leading to exceptional productivity G-15 B-234 9 EAEAEA • Delivering comprehensive virtual healthcare and emotional support resources to all global employees B-16 through our Employee Assistance Program 5 R-208 People R-13 G-232 • Offering free COVID-19 treatment across the U.S. and most other regions we operate in 6 B-247 • Enabling extensive connectivity and support through our Employee Resource Groups to provide the G-18 D0E8F7 opportunity for employees to share ideas, successes and concerns, and also offer the environment for 0 professional development through our virtual mentoring program R-14B-83 R-97 0 G-161 G-14 B-224 • Harnessing the power of our global portfolio resource platform “One Carlyle” to provide expertise and 1 61A1E0 resources to ensure our companies have the liquidity, operational support and insights to minimize the impact B-15Old of COVID-19 on their employees and operations R-122 R-237 Colors0 G-217 – Supporting business continuity planning G-16 Portfolio B-157 – Helping companies navigate the regulatory and stimulus response 9 EDD99D Companies B-22 – Partnering with management teams to help maximize organizational, operational and leadership R-162 R-147 effectiveness 3 G-195 G-14 B-197 • Utilizing our operating executive team of former Chief Executive Officers to support every portfolio company 3 93C3C5 possible B-18 R-147 R-65 7 G-64 • Initiated a matching gifts program to help the underserved in a number of the communities in which we G-19 B-66 operate – donating at least $8 million to COVID-related causes 5 414042 B-19 • Employee volunteer efforts underway to support community responses around the world R-187 5 R-88 • Unique offerings from our portfolio companies to help attack the global pandemic, including: G-21 G-89 1 B-91 – HireVue supporting companies who rely on university recruiting to help minimize the impact to graduate job seekers B-15 58595B Communities R-223 – Jeanologia repurposed its technology for sustainable jeans processing to an innovative method for 0 R-167 sanitization G-22 G-169 1 B-171 – One Medical providing a national virtual care service, which enables people to get COVID-19 screening & counseling remotely B-23 A7A9AB 2 – Ortho Clinical Diagnostics delivered breakthrough work to rapidly deploy an antibody test R-220 G-221 – PA Consulting led coordination efforts to procure ventilators to treat COVID-19 patients in the UK B-222 7 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Carlyle First Quarter 2020 Total Segment Operating Results 8 B-112 G-92 096670 B-15 (Dollars in millions, except per share amounts) 1Q'19 1Q'20 LTM 1Q'19 LTM 1Q'20 0 R-23 R-88 SEGMENT REVENUES G-234 G-15 B-234 Fund management fees $ 381.6 $ 381.5 $ 1,455.9 $ 1,570.8 9 EAEAEA Transaction and portfolio advisory fees, net and other 10.0 6.8 60.5 50.3 B-16 Total segment fee revenues 391.6 388.3 1,516.4 1,621.1 5 R-208 R-13 Realized performance revenues 49.2 171.6 520.6 496.7 G-232 6 B-247 Realized principal investment income 4.1 15.9 33.5 98.8 G-18 D0E8F7 Interest income 6.0 5.3 29.7 23.7 0 Total Segment Revenues $ 450.9 $ 581.1 $ 2,100.2 $ 2,240.3 R-14B-83 R-97 SEGMENT EXPENSES 0 G-161 Compensation and benefits G-14 B-224 Cash-based compensation and benefits $ 202.3 $ 203.8 $ 753.9 $ 793.6 1 61A1E0 B-15 Realized performance revenues related compensation 42.2 123.4 297.0 291.4 R-12Old 3 2 R-237 Total compensation and benefits 244.5 327.2 1,050.9 1,085.0 Colors0 G-217 General, administrative and other expenses 75.7 48.3 299.7 303.9 G-16 B-157 Depreciation and amortization expense 10.3 7.4 37.3 45.3 9 EDD99D B-22 Interest expense 19.6 23.2 76.5 85.3 R-162 R-147 Total Segment Expenses $ 350.1 $ 406.1 $ 1,464.4 $ 1,519.5 3 G-195 G-14 B-197 Total Segment Revenues $ 450.9 $ 581.1 $ 2,100.2 $ 2,240.3 3 B-18 93C3C5 Total Segment Expenses 350.1 406.1 1,464.4 1,519.5 R-147 R-65 (=) Distributable Earnings $ 100.8 $ 175.0 $ 635.8 $ 720.8 7 G-64 (-) Realized Net Performance Revenues 7.0 48.2 223.6 205.3 G-19 B-66 (-) Realized Principal Investment Income 4.1 15.9 33.5 98.8 5 B-19 414042 (+) Net Interest 13.6 17.9 46.8 61.6 R-187 (=) Fee Related Earnings $ 103.3 $ 128.8 $ 425.5 $ 478.3 5 R-88 G-21 G-89 1 1 B-91 After-tax Distributable Earnings, per common share $ 0.25 $ 0.48 $ 1.67 $ 1.93 2 B-15 Dividend per common share $ 0.19 $ 0.25 $ 1.26 $ 1.24 58595B R-223 0 R-167 (1) A reconciliation of Distributable Earnings to After-tax Distributable Earnings per common share is provided on page 30. G-22 G-169 (2) Our dividend policy as a Corporation is to pay dividends in an initial amount of $0.25 per share of common stock ($1.00 annually), beginning with the 4Q'19 dividend paid to stockholders in February 2020. See Notes at the end of the document for our Dividend Policy. 1 B-171 (3) Total Segment compensation and benefits exclude equity-based compensation, detailed below and as shown on page 30. These amounts include equity-based compensation reflected in (i) B-23 A7A9AB principal investment income and (ii) general, administration and other expense in our U.S. GAAP statement of operations, and excludes amounts related to shares issued in conjunction with a 2 previous acquisition. The LTM 1Q'19 equity-based compensation amount below excludes approximately $19.2 million related to shares issued in conjunction with the IPO. R-220 G-221 Equity-based compensation $ 39.4 $ 31.7 $ 184.6 $ 143.8 B-222 8 DCDDDE

Distributable Earnings

- Distributable Earnings were $175 million in Q1 2020 and $721 million for the LTM
  - Fee Related Earnings accounted for 74% of Distributable Earnings in the quarter and 66% for the LTM
- Net Realized Performance Revenues were $48 million in Q1 2020 and $205 million for the LTM
  - Real Assets and Corporate Private Equity contributed 50% and 41% of Net Realized Performance Revenue, respectively for the LTM.
- Realized Principal Investment Income was $16 million in Q1 2020 and $99 million for the LTM, which includes a $72 million gain from the final resolution of French tax litigation realized in Q2 2019



Quarterly Distributable Earnings ($mm)
$101
$213
$161
$172
$175
1Q'19
2Q'19
3Q'19
4Q'19
1Q'20



Annual Distributable Earnings ($mm)
$674
$647
$721
$350
$453
$478
2018
2019
LTM 1Q'20
Fee Related Earnings
Net Realized Performance Revenues
Realized Principal Investment Income
Net Interest

9

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Fee Related Earnings 8 B-112 G-92 096670 • Fee Related Earnings were $129 million in Q1 2020, up from $103 million in Q1 2019 with the increase largely due to the positive impact of a B-15 0 R-23 $30 million recovery of litigation costs in Q1 2020 (a contra expense). LTM Fee Related Earnings of $478 million increased 12% from $426 R-88 G-234 million in the prior LTM G-15 B-234 9 EAEAEA • Management Fees were $382 million in Q1 2020, in line with $382 million in Q1 2019, and included catch-up management fees of $7 B-16 5 R-208 million in Q1 2020 compared to $5 million in Q1 2019. Q1 2020 management fees were negatively impacted by the deferral of $4 million of R-13 G-232 subordinated fees in our structured credit business. For the LTM, management fees of $1.6 billion increased 8% from the prior LTM. 6 B-247 Transaction fees of $1 million in Q1 2020 decreased from $5 million in Q1 2019, due to lower investment activity G-18 D0E8F7 0 • Cash-based compensation & benefits were $204 million in Q1 2020, a 1% increase from $202 million in Q1 2019. For the LTM, cash-based R-14B-83 R-97 compensation & benefits of $794 million increased 5% from the prior LTM 0 G-161 G-14 B-224 • General & administrative expenses were $48 million in Q1 2020, a decline of 36% from Q1 2019 reflecting the recovery of litigation costs 1 61A1E0 B-15Old noted above. Excluding this, G&A expenses would have been $78 million in Q1 2020, a 3% increase compared to Q1 2019 R-122 R-237 Colors0 G-217 • FRE margin was 33% in Q1 2020 and 30% for the LTM. Excluding the recovery of litigation costs, Q1 2020 FRE margin would have been 25% G-16 B-157 9 EDD99D B-22 Quarterly Fee Related Earnings Annual Fee Related Earnings R-162 R-147 3 G-195 ($mm) ($mm) G-14 B-197 3 B-18 93C3C5 R-14 $478 7 R-65 $453 7 G-19 G-64 $133 $129 B-66 $350 5 414042 $103 $109 $108 B-19 R-187 5 R-88 G-21 G-89 1 B-91 B-15 58595B R-223 0 R-167 2018 2019 LTM 1Q'20 G-22 G-169 1Q'19 2Q'19 3Q'19 4Q'19 1Q'20 1 B-171 B-23 A7A9AB FRE 2 1 26% 31% 27% 26% 33% 25% 28% 30% R-220 Margin G-221 B-222 10 DCDDDE See Notes at end of document.

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Performance Revenues 8 B-112 G-92 096670 1 B-15 • Net Accrued Performance Revenues were $1.2 billion as of Q1 2020, down (34)% from one year ago 0 R-23 R-88 G-234 • Realized Net Performance Revenues were $48 million in Q1 2020 and $205 million for the LTM G-15 B-234 9 EAEAEA B-16 – Q1 2020 Net Realized Performance Revenues were primarily driven by activity in our U.S. Buyout and aviation 5 R-208 R-13 G-232 funds, and decelerated due to significant market dislocation later in the first quarter of 2020 6 B-247 G-18 D0E8F7 0 R-14B-83 R-97 Net Accrued Performance Revenues ($mm) Realized Net Performance Revenues ($mm) 0 G-161 G-14 B-224 $1,828 LTM by Segment 1 61A1E0 $84 B-15Old R-122 R-237 $72 $205 Colors0 G-217 G-16 B-157 9 EDD99D $548 $423 $1,201 B-22 R-162 R-147 $110 3 G-195 $29 G-14 B-197 Corporate 3 93C3C5 $286 B-18 $1,624.0 $83 Private R-147 R-65 7 Equity G-19 G-64 $1,201.0 Real $103 $205mm B-66 $1,125 5 414042 Assets B-19 $776 R-187 5 R-88 G-21 G-89 1 B-91 B-15 58595B 1Q'19 Realized Net Net 1Q'20 $13 R-223 $6 0 R-167 Performance Performance Global G-22 G-169 Revenues Revenues & 1 B-171 2 Investment Credit Other B-23 A7A9AB Solutions 2 R-220 G-221 B-222 See Notes at end of document. 11 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Total Assets Under Management 8 B-112 G-92 096670 B-15 1 0 R-23 • Total Assets Under Management of $217 billion at March 31, 2020 decreased (3)% from the prior R-88 G-234 G-15 B-234 quarter and (2)% from one year ago 9 EAEAEA B-16 • Available Capital2 of $74 billion at March 31, 2020 increased from $69 billion in the prior quarter as 5 R-208 R-13 G-232 new fundraising in Investment Solutions, Global Credit and Real Assets outpaced firm-wide capital 6 B-247 G-18 D0E8F7 deployment in Q1 2020 0 R-14B-83 R-97 0 G-161 3 G-14 B-224 Segment ($bn) 1-yr Product Type ($bn) Fair Value & 1 61A1E0 Growth B-15Old R-122 R-237 Available Capital Colors0 G-217 $222 $217 (2)% Credit G-16 B-157 (Non-Carry Fund) ($bn) 9 EDD99D $48 $217 B-22 R-16 $45 6% 2 R-147 $48 3 $37 G-14 G-195 $49 $17 B-197 3 93C3C5 $46 Investment $31 B-18 $49 7% Solutions $74 R-147 $40 $8 7 R-65 Carry $217bn G-64 $41 G-19 Funds $48 5 B-66 $46 $40 (14)% $131 414042 $80 $16 B-19 R-187 $24 5 R-88 $143 G-21 G-89 $1 $33 1 B-91 $84 $80 (5)% Other B-15 58595B Traditional R-223 Carry Funds $48 0 R-167 G-22 G-169 1 B-171 1Q'19 1Q'20 CPE RA GC IS Total B-23 A7A9AB n Fair Value n Available Capital 2 CPE RA GC IS R-220 G-221 B-222 See Notes at end of document. 12 DCDDDE

Fair Value of Investments

- Fair Value of Investments[4] was $143 billion at March 31, 2020, down slightly from one year ago
- Fair value in traditional carry funds of $76 billion was down 5% from one year ago. The in-carry ratio of 36% declined from 54% in Q4 2019, due largely to Carlyle Europe Partners IV, Carlyle Global Partners and Carlyle International Energy Partners no longer accruing performance revenue



Fair Value of Investments By Product Type ($bn)3
$144
$2
$32
$30
$80
$143
$1
$36
$31
$76
1Q'19
1Q'20
Other
Credit (Non-Carry Fund)
Investment Solutions Carry Funds
Traditional Carry Funds (CPE/RA/GC)
Traditional Carry Funds
Corporate Private Equity
62%
$76bn
15%
Natural Resources
14%
Real Estate
2%
Legacy Energy
7%
Global Credit

In-Carry Ratio[5]

36%

Publicly Traded

8%

Aged 4+ Years[6]

29%

See Notes at end of document. Totals may not sum due to rounding.

13

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Fee-earning Assets Under Management 8 B-112 G-92 096670 7 B-15 • Fee-earning Assets Under Management of $158 billion decreased (1)% compared to one year ago, 0 R-23 R-88 G-234 driven by a (6)% decrease in Real Assets, partially offset by a 4% increase in Global Credit G-15 B-234 9 EAEAEA 8 B-16 • Pending Fee-earning AUM was $12.5 billion as of March 31, 2020, compared to $8.5 billion at the end 5 R-208 R-13 G-232 of Q4 2019, as our latest funds for secondaries private equity, aviation and Japan, among others all had 6 B-247 follow-on closes, and are not yet earning fees G-18 D0E8F7 0 3 R-14B-83 R-97 Segment ($bn) Product Type ($bn) 0 G-161 1-yr G-14 B-224 1 Growth 61A1E0 Credit B-15Old R-122 R-237 (Non-Carry Fund) Colors0 G-217 $160 $158 (1)% G-16 B-157 9 EDD99D $30 B-22 $29 $28 (2)% R-162 R-147 3 G-195 G-14 B-197 3 $37 4% B-18 93C3C5 $38 Investment R-14 Solutions $158bn 7 R-65 7 G-64 Carry $28 G-19 B-66 $33 $31 (6)% Funds 5 414042 $100 B-19 R-187 5 R-88 G-21 G-89 1 Other < B-91 $62 $61 (1)% $1 B-15 58595B Traditional R-223 Carry Funds 0 R-167 G-22 G-169 1 B-171 1Q'19 1Q'20 B-23 A7A9AB 2 R-220 CPE RA GC IS G-221 B-222 See Notes at end of document. Totals may not sum due to rounding. 14 DCDDDE

Key Metrics Activity

- Fundraising was $7.5 billion in Q1 2020, and $20.0 billion for the LTM. Q1 2020 fundraising was driven by activity in Investment Solutions and Global Credit
- Invested Capital in carry funds was $3.0 billion in Q1 2020, and $20.8 billion for the LTM
- Realized Proceeds in carry funds was $4.5 billion in Q1 2020, and $19.7 billion for the LTM

	Fundraising		Invested Capital *Carry Funds*		Realized Proceeds *Carry Funds*	
($bn)	**1Q'20**	**LTM 1Q'20**	**1Q'20**	**LTM 1Q'20**	**1Q'20**	**LTM 1Q'20**
Total	**$7.5**	**$20.0**	**$3.0**	**$20.8**	**$4.5**	**$19.7**
Corporate Private Equity	$0.5	$4.3	$0.7	$7.8	$2.2	$6.2
Real Assets[1]	$1.1	$3.8	$0.8	$5.1	$0.6	$4.8
Real Estate	$0.5	$1.0	$0.2	$2.0	$0.5	$3.0
Natural Resources	$0.6	$2.7	$0.5	$3.1	$0.0	$1.3
Global Credit	$1.6	$5.8	$0.8	$3.0	$0.3	$1.8
Investment Solutions	$4.3	$6.1	$0.7	$4.9	$1.5	$6.9

See Notes at end of document. Totals may not sum due to rounding.

15

R-0 R-8 G-74 G-51 B-13 B-94 6 R-9 R-11 G-10 8 2 G-92 B-11 B-15 R-232 0 4 R-88 G - G-15 234 9 B-23 B-16 R-20 4 5 8 R-13 G-23 6 2 G-18 B-24 0 R-977 R-14B-83 G-16 0 1 G-14 B-22 1 R-234 OldB-15 R-12 7 Color2 0 G-21 s G-16 7 9 B-15 R-14 B-22 7 Segment Highlights R-16 7 2 G-19 3 5 G-14 B-19 3 7 B-18 R-147 R-65 7 G-64 G-19 B-66 5 B-19 R-187 R-88 5 G-89 G-21 B-91 1 R-16 B-15 7 R-223 G-16 0 9 G-22 B-17 1 R-22 1 B-23 0 2 G-22 1 B-22 2 16

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Corporate Private Equity 8 B-112 G-92 096670 • Fee Related Earnings of $77 million in Q1 2020 were up from $58 million in Q1 2019, primarily driven by B-15 lower G&A expenses in the current quarter (which included $15 million in litigation recovery contra 0 R-23 Other R-88 G-234 expense). Fee Related Earnings of $280 million for the LTM increased more than 40% compared to the Buyout US G-15 B-234 $195 million in the prior LTM $20 Buyout 9 EAEAEA B-16 • Total AUM of $80.4 billion decreased (5)% from one year ago, driven by a decline in fair value across the $80bn 5 R-208 R-13 portfolio and $6.2 billion of realized proceeds, partially offset by $4.3 billion of fundraising Total $36 G-232 6 B-247 • Fundraising of $0.5 billion in Q1 2020 was driven by the final closing in our fourth Japan Buyout fund AUM G-18 $12 D0E8F7 (CJP IV) Europe 0 B-83 • Invested Capital of $0.7 billion in Q1 2020 and $7.8 billion for the LTM. Notable Q1 2020 investments Buyout R-14 R-97 $12 0 G-161 included MAK-System (CEP V/CETP IV) and Dept (CEP V/CETP IV) G-14 B-224 • Realized Proceeds of $2.2 billion in Q1 2020 and $6.2 billion for the LTM. Realized Net Performance Asia 1 61A1E0 B-15 Revenues of $29 million in Q1 2020 were driven by exit activity in our fourth U.S. Buyout fund (CP IV) Buyout Old R-122 R-237 Colors0 • Carry Funds depreciated (8)% in Q1 2020 and (4)% for the LTM G-217 G-16 B-157 9 EDD99D B-22 R-16 (Dollars in millions) 1Q'19 1Q'20 LTM 1Q'19 LTM 1Q'20 2 R-147 3 G-195 Fund management fees $ 190.0 $ 188.5 $ 710.0 $ 766.3 G-14 B-197 Transaction and portfolio advisory fees, net and other 3.8 3.9 45.0 28.6 3 B-18 93C3C5 Fee Revenues $ 193.8 $ 192.4 $ 755.0 $ 794.9 R-147 R-65 Cash-based compensation and benefits 96.7 94.2 372.7 369.2 7 G-64 General, administration and other indirect expenses 34.1 17.5 168.8 124.2 G-19 5 B-66 Depreciation and amortization expense 4.9 3.4 18.2 21.6 414042 B-19 Operating Expenses $ 135.7 $ 115.1 $ 559.7 $ 515.0 R-187 5 R-88 (=) Fee Related Earnings $ 58.1 $ 77.3 $ 195.3 $ 279.9 G-21 G-89 1 (+) Realized Performance Revenues 23.4 53.6 251.3 151.9 B-91 B-15 58595B (-) Realized Performance Revenues Related Compensation 10.4 24.3 115.0 68.6 R-223 Realized Net Performance Revenues 13.0 29.3 136.3 83.3 0 R-167 G-22 (+) Realized Principal Investment Income (Loss) (2.3) 9.6 16.4 8.6 G-169 1 B-171 (-) Net Interest 6.7 8.8 22.3 29.7 B-23 A7A9AB (=) Distributable Earnings $ 62.1 $ 107.4 $ 325.7 $ 342.1 2 R-220 G-221 B-222 17 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Real Assets 8 B-112 G-92 096670 • Fee Related Earnings of $24 million in Q1 2020 were down from $26 million in Q1 2019 primarily driven by lower B-15 transaction fees and higher general & administrative expenses in Q1 2020 (which also included $6 million in 0 R-23 litigation recovery contra expense). Fee Related Earnings of $125 million in the LTM were up modestly from $123 R-88 G-234 Real G-15 million in the prior LTM B-234 Estate 9 EAEAEA • Total AUM of $39.8 billion declined (14)% from one year ago, driven by a decrease in fair value largely across the B-16 energy portfolio and $4.8 billion of realized proceeds, partially offset by $3.8 billion of fundraising $40bn 5 R-208 R-13 Total $18 G-232 • Fundraising of $1.1 billion in Q1 2020 included closings for our Core Plus real estate fund (CPI), our second $20 6 B-247 International Energy fund (CIEP II) and our new Renewable Energy fund (CRSEF) AUM G-18 D0E8F7 Natural 0 • Invested Capital of $0.8 billion in Q1 2020 and $5.1 billion for the LTM. Q1 2020 investment activity included Resources R-14B-83 Cardinal Renewables in our Renewable Energy fund (CRSEF) and follow-on investment activity across the real estate R-97 $2 0 G-161 and natural resources platforms G-14 B-224 • Realized Proceeds of $0.6 billion in Q1 2020 and $4.8 billion for the LTM. Realized Net Performance Revenues of $6 Legacy 1 61A1E0 million in Q1 2020 were largely driven by our Real Estate funds Energy B-15Old R-122 R-237 • Carry Funds depreciated (12)% in Q1 2020 and (12)% for the LTM. Our Real Estate funds depreciated (1)% in Q1 Colors0 G-217 2020 but appreciated 10% for the LTM, while our Natural Resources funds depreciated (22)% in Q1 2020 and (29)% G-16 B-157 for the LTM 9 EDD99D B-22 R-162 R-147 3 (Dollars in millions) 1Q'19 1Q'20 LTM 1Q'19 LTM 1Q'20 G-195 G-14 B-197 Fund management fees $ 77.4 $ 80.2 $ 320.9 $ 341.6 3 93C3C5 Transaction and portfolio advisory fees, net and other 3.3 0.3 8.0 7.4 B-18 R-147 Fee Revenues $ 80.7 $ 80.5 $ 328.9 $ 349.0 R-65 7 G-64 Cash-based compensation and benefits 35.8 35.5 136.2 138.6 G-19 B-66 General, administration and other indirect expenses 16.8 19.7 62.8 77.3 5 414042 B-19 Depreciation and amortization expense 1.9 1.4 7.1 8.5 R-187 Operating Expenses $ 54.5 $ 56.6 $ 206.1 $ 224.4 5 R-88 G-21 G-89 1 (=) Fee Related Earnings $ 26.2 $ 23.9 $ 122.8 $ 124.6 B-91 B-15 58595B (+) Realized Performance Revenues 4.9 11.6 147.4 186.8 R-223 (-) Realized Performance Revenues Related Compensation 12.0 5.4 74.6 83.9 0 R-167 G-22 Realized Net Performance Revenues (7.1) 6.2 72.8 102.9 G-169 1 B-171 (+) Realized Principal Investment Income (Loss) 1.6 0.6 6.9 75.6 B-23 A7A9AB (-) Net Interest 2.6 3.3 10.5 11.2 2 (=) Distributable Earnings $ 18.1 $ 27.4 $ 192.0 $ 291.9 R-220 G-221 B-222 18 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Global Credit 8 B-112 G-92 096670 • Fee Related Earnings of $19 million in Q1 2020 increased from $13 million in Q1 2019, primarily driven by lower general & Direct B-15 administrative expenses (which included $6 million in litigation recovery contra expense). Management fees of $73 0 R-23 Aviation Lending million in Q1 2020 were down (5)% compared to Q1 2019, which were negatively impacted by the deferral of $4 million in R-88 G-234 G-15 subordinated management fees in certain CLO vehicles. Fee Related Earnings of $55 million for the LTM was (30)% lower B-234 9 $5 EAEAEA than the prior LTM, primarily driven by insurance recoveries in the prior LTM period $7 B-16 • Total AUM of $48.8 billion increased 7% from one year ago, driven by growth in our Structured Credit, Credit 5 R-208 R-13 Opportunities and Aviation strategies Credit G-232 $49bn $10 6 B-247 • Fundraising of $1.6 billion in Q1 2020 included additional commitments to Carlyle Aviation's fifth comingled fund (SASOF Total Carry G-18 D0E8F7 V) as well as the issuance of one new U.S. CLO AUM Funds 0 R-14B-83 • Invested Capital from traditional carry funds was $0.8 billion in Q1 2020 and $3.0 billion over the LTM. Other capital R-97 CLOs 0 G-161 deployment for the LTM included new CLO issuance in our Structured Credit business of $2.1 billion, as well as Gross $27 G-14 B-224 Originations in our Direct Lending business of $3.2 billion 1 61A1E0 • Carry funds depreciated (21)% in the quarter and (28)% for the LTM, with the first quarter decline driven by significant B-15Old R-122 R-237 depreciation in our Energy Mezzanine and Structured Credit carry funds. Realized Net Performance Revenues of $11.3 Colors0 G-217 million were largely generated by our aviation funds G-16 B-157 9 EDD99D B-22 R-16 (Dollars in millions) 1Q'19 1Q'20 LTM 1Q'19 LTM 1Q'20 2 R-147 3 G-195 Fund management fees $ 74.8 $ 73.0 $ 259.1 $ 305.4 G-14 B-197 Transaction and portfolio advisory fees, net and other 2.9 2.6 7.3 14.3 3 93C3C5 Fee Revenues $ 77.7 $ 75.6 $ 266.4 $ 319.7 B-18 R-147 Cash-based compensation and benefits 46.6 49.1 153.0 187.7 R-65 7 G-64 General, administration and other indirect expenses 16.5 5.6 31.2 68.0 G-19 B-66 Depreciation and amortization expense 2.1 1.6 7.0 9.4 5 B-19 414042 Operating Expenses $ 65.2 $ 56.3 $ 191.2 $ 265.1 R-187 5 R-88 G-21 G-89 (=) Fee Related Earnings $ 12.5 $ 19.3 $ 75.2 $ 54.6 (+) Realized Performance Revenues — 21.0 8.7 22.8 1 B-91 B-15 58595B (-) Realized Performance Revenues Related Compensation — 9.7 3.9 10.1 R-223 Realized Net Performance Revenues — 11.3 4.8 12.7 0 R-167 (+) Realized Principal Investment Income (Loss) 4.6 5.1 10.0 12.5 G-22 G-169 1 B-171 (-) Net Interest 2.9 3.9 8.5 13.8 B-23 A7A9AB (=) Distributable Earnings $ 14.2 $ 31.8 $ 81.5 $ 66.0 2 R-220 G-221 B-222 19 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Investment Solutions 8 B-112 G-92 096670 • Fee Related Earnings of $8 million in Q1 2020 were up from $7 million in Q1 2019 primarily driven by lower B-15 general & administrative expenses in the current quarter (which included $3 million in litigation recovery contra AlpInvest - 0 R-23 expense). Fee Related Earnings of $19 million in the LTM were down from $32 million in the prior LTM Secondary R-88 G-234 G-15 B-234 • Total AUM of $48.0 billion increased 6% from one year ago, driven by fundraising of $6.1 billion as well as fair 9 EAEAEA value appreciation, partially offset by $6.9 billion of realized proceeds $14 B-16 5 R-208 • Fundraising of $4.3 billion in Q1 2020 was driven by closings for AlpInvest's sixth secondaries program $48bn R-13 $23 G-232 • Invested Capital of $0.7 billion in Q1 2020 and $4.9 billion for the LTM AlpInvest - Total 6 B-247 AUM G-18 D0E8F7 • Realized Proceeds of $1.5 billion in Q1 2020 and $6.9 billion for the LTM. Realized Net Performance Revenues Primary $2 0 1 MRE of $1 million in the quarter and $6 million for the LTM remain low, as funds in which Carlyle has significant & Other R-14B-83 R-97 performance revenue ownership continue to mature $9 0 G-161 • Net Accrued Performance Revenues totaled $110 million as of Q1 2020, an increase of 31% from one year ago. G-14 B-224 AlpInvest - 1 Investment Solutions funds appreciated 1% for the quarter and 13% for the LTM. The positive appreciation in 61A1E0 Co-Investments B-15Old the first quarter is largely due to the standard one quarter lag in portfolio valuation for primary and secondary R-122 R-237 programs in this segment. Colors0 G-217 G-16 B-157 9 EDD99D B-22 (Dollars in millions) 1Q'19 1Q'20 LTM 1Q'19 LTM 1Q'20 R-162 R-147 3 G-195 Fund management fees $ 39.4 $ 39.8 $ 165.9 $ 157.5 G-14 B-197 Transaction and portfolio advisory fees, net and other — — 0.2 — 3 93C3C5 Fee Revenues $ 39.4 $ 39.8 $ 166.1 $ 157.5 B-18 R-147 Cash-based compensation and benefits 23.2 25.0 92.0 98.1 R-65 7 G-64 General, administration and other indirect expenses 8.3 5.5 36.9 34.4 G-19 B-66 Depreciation and amortization expense 1.4 1.0 5.0 5.8 5 B-19 414042 Operating Expenses $ 32.9 $ 31.5 $ 133.9 $ 138.3 R-187 5 R-88 G-21 G-89 (=) Fee Related Earnings $ 6.5 $ 8.3 $ 32.2 $ 19.2 (+) Realized Performance Revenues 20.9 85.4 113.2 135.2 1 B-91 B-15 (-) Realized Performance Revenues Related Compensation 19.8 84.0 103.5 128.8 58595B R-223 Realized Net Performance Revenues 1.1 1.4 9.7 6.4 0 R-167 (+) Realized Principal Investment Income (Loss) 0.2 0.6 0.2 2.1 G-22 G-169 1 (-) Net Interest 1.4 1.9 5.5 6.9 B-171 B-23 A7A9AB (=) Distributable Earnings $ 6.4 $ 8.4 $ 36.6 $ 20.8 2 R-220 G-221 B-222 See Notes at end of document. 20 DCDDDE

R-0 R-8 G-74 G-51 B-13 B-94 6 R-9 R-11 G-10 8 2 G-92 B-11 B-15 R-232 0 4 R-88 G - G-15 234 9 B-23 B-16 R-20 4 5 8 R-13 G-23 6 2 G-18 B-24 0 R-977 R-14B-83 G-16 0 1 G-14 B-22 1 R-234 OldB-15 R-12 7 Color2 0 G-21 s G-16 7 9 B-15 R-14 B-22 7 Supplemental Details R-16 7 2 G-19 3 5 G-14 B-19 3 7 B-18 R-147 R-65 7 G-64 G-19 B-66 5 B-19 R-187 R-88 5 G-89 G-21 B-91 1 R-16 B-15 7 R-223 G-16 0 9 G-22 B-17 1 R-22 1 B-23 0 2 G-22 1 B-22 2 21

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Carlyle First Quarter 2020 Total Segment Results 8 B-112 G-92 096670 B-15 0 R-23 (Dollars in millions, except per share amounts) 1Q'19 2Q'19 3Q'19 4Q'19 1Q'20 LTM 1Q'19 LTM 1Q'20 R-88 G-234 G-15 B-234 SEGMENT REVENUES 9 EAEAEA Fund management fees $ 381.6 $ 414.5 $ 384.6 $ 390.2 $ 381.5 $ 1,455.9 $ 1,570.8 B-16 Transaction and portfolio advisory fees, net and other 10.0 14.9 11.1 17.5 6.8 60.5 50.3 5 R-208 R-13 G-232 Total segment fee revenues 391.6 429.4 395.7 407.7 388.3 1,516.4 1,621.1 6 B-247 Realized performance revenues 49.2 41.9 118.3 164.9 171.6 520.6 496.7 G-18 D0E8F7 Realized principal investment income 4.1 73.9 7.3 1.7 15.9 33.5 98.8 0 Interest income 6.0 5.5 6.5 6.4 5.3 29.7 23.7 R-14B-83 R-97 Total Segment Revenues $ 450.9 $ 550.7 $ 527.8 $ 580.7 $ 581.1 $ 2,100.2 $ 2,240.3 0 G-161 G-14 SEGMENT EXPENSES B-224 1 Compensation and benefits 61A1E0 B-15Old Cash-based compensation and benefits $ 202.3 $ 207.1 $ 194.1 $ 188.6 $ 203.8 $ 753.9 $ 793.6 R-12 Colors2 R-237 Realized performance revenues related compensation 42.2 21.1 60.6 86.3 123.4 297.0 291.4 0 G-217 1 G-16 Total compensation and benefits 244.5 228.2 254.7 274.9 327.2 1,050.9 1,085.0 B-157 9 EDD99D General, administrative and other expenses 75.7 80.0 81.0 94.6 48.3 299.7 303.9 B-22 Depreciation and amortization expense 10.3 9.6 11.8 16.5 7.4 37.3 45.3 R-162 R-147 Interest expense 19.6 19.5 19.6 23.0 23.2 76.5 85.3 3 G-14 G-195 Total Segment Expenses $ 350.1 $ 337.3 $ 367.1 $ 409.0 $ 406.1 $ 1,464.4 $ 1,519.5 B-197 3 93C3C5 B-18 Total Segment Revenues 450.9 550.7 527.8 580.7 581.1 2,100.2 2,240.3 R-147 R-65 Total Segment Expenses 350.1 337.3 367.1 409.0 406.1 1,464.4 1,519.5 7 G-19 G-64 (=) Distributable Earnings $ 100.8 $ 213.4 $ 160.7 $ 171.7 $ 175.0 $ 635.8 $ 720.8 5 B-66 (-) Realized Net Performance Revenues 7.0 20.8 57.7 78.6 48.2 223.6 205.3 414042 B-19 (-) Realized Principal Investment Income 4.1 73.9 7.3 1.7 15.9 33.5 98.8 R-187 (+) Net Interest 13.6 14.0 13.1 16.6 17.9 46.8 61.6 5 R-88 G-21 (=) Fee Related Earnings $ 103.3 $ 132.7 $ 108.8 $ 108.0 $ 128.8 $ 425.5 $ 478.3 G-89 1 B-91 B-15 58595B After-tax Distributable Earnings, per common share $ 0.25 $ 0.57 $ 0.41 $ 0.47 $ 0.48 $ 1.67 $ 1.93 R-223 2 Dividend per common share $ 0.19 $ 0.43 $ 0.31 $ 0.25 $ 0.25 $ 1.26 $ 1.24 0 R-167 G-22 G-169 Note: Historical quarterly results by segment available in Q1 2020 financial supplement on Carlyle's investor relations website 1 B-171 (1) Total Segment compensation and benefits exclude equity-based compensation, detailed below and as shown on page 31. These amounts include equity-based compensation reflected in (i) B-23 A7A9AB principal investment income and (ii) general, administration and other expense in our U.S. GAAP statement of operations, and excludes amounts related to shares issued in conjunction with a 2 previous acquisition. The LTM 1Q19 equity-based compensation amount below excludes approximately $19.2 million related to units issued in conjunction with the IPO. R-220 G-221 Equity-based compensation $ 39.4 $ 38.3 $ 38.9 $ 34.9 $ 31.7 $ 184.6 $ 143.8 B-222 (2) Our dividend policy as a Corporation is to pay dividends in an initial amount of $0.25 per share of common stock ($1.00 annually), beginning with the 4Q'19 dividend paid to shareholders in 22 DCDDDE February 2020. See Notes at the end of the document for our Dividend Policy.

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Total Segment Balance Sheet Highlights 8 B-112 G-92 096670 B-15 0 R-23 • Balance sheet assets attributable to Carlyle stockholders (including net cash and equivalents, net R-88 G-234 accrued performance revenue and investments) totaled $1.6 billion at March 31, 2020 G-15 B-234 9 EAEAEA B-16 • Balance sheet cash totaled $1.0 billion and undrawn revolving credit line capacity was $525 million, as 5 R-208 R-13 G-232 of March 31, 2020. There are no unsecured debt maturities until 2023 6 B-247 G-18 D0E8F7 0 R-14B-83 R-97 0 1 G-161 Key Balance Sheet Items ($bn) 3/31/2020 KEY BALANCE SHEET ITEMS ($BN) G-14 B-224 1 61A1E0 Cash and Cash Equivalents $1,007.9 $3.5 B-15 R-12Old Colors2 R-237 2 0 G-217 Net accrued performance revenues $3.0 G-16 B-157 (net of related accrued compensation $1,200.8 9 EDD99D and accrued giveback) $2.5 B-22 R-162 R-147 1.7 Net 3 Investments attributable to Carlyle Accrued G-14 G-195 3 $1,286.7 $2.0 1.7 stockholders Performance 3 B-197 1.2 2 Revenues B-18 93C3C5 R-14 4 $1.5 7 R-65 Debt obligations $1,866.7 7 G-64 G-19 $1.0 5 B-66 Drawn revolving credit line 3 B-19 414042 $250.0 1.5 Investments ($525.0 million remaining capacity) 1.3 R-187 $0.5 1.2 5 R-88 (1) Balance sheet amounts presented excludes the effect of U.S. GAAP consolidation eliminations on G-21 G-89 investments and accrued performance revenue, as well as cash and debt associated with Carlyle's 1 B-91 consolidated funds. $0.0 (2) Net accrued performance revenues as of March 31, 2020 are net of $22 million in accrued B-15 58595B giveback obligations and $1.5 billion in accrued performance allocations and incentive fee R-223 compensation related to non-controlling interests. See page 33 for a reconciliation to U.S. GAAP. (0.6) Cash/Equivalents (0.9) (0.9) 4 0 R-167 (3) Investments include the $539 million investment in Fortitude Re, excluding the impact of ($0.5) less Debt unrealized gains on embedded derivatives included in Fortitude Re's U.S. GAAP financial G-22 G-169 statements. Investments exclude the equity investments by Carlyle in NGP Energy Capital 1 B-171 Management and the portion of CLO and CCS investments attributable to Carlyle stockholders that were financed with debt. Refer to page 33 for a reconciliation to U.S. GAAP. ($1.0) B-23 A7A9AB (4) Excludes approximately $322 million of loans used to finance CLO and CCS investments and 2 $274 million of lease liabilities. 2018 2019 1Q'20 R-220 G-221 B-222 23 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 AUM and Fee-earning AUM Roll Forward 8 B-112 G-92 096670 B-15 0 R-23 Total AUM Roll Forward (Unaudited) R-88 G-234 G-15 B-234 9 Three Months Ended March 31, 2020 Twelve Months Ended March 31, 2020 EAEAEA ($mm) B-16 5 R-208 Corporate Corporate R-13 G-232 Private Real Global Investment Private Real Global Investment 6 5 5 B-247 Equity Assets Credit Solutions Total Equity Assets Credit Solutions Total G-18 D0E8F7 Balance, Beginning of Period $ 86,429 $ 43,355 $ 49,412 $ 45,246 $ 224,442 $ 84,260 $ 46,175 $ 45,644 $ 45,421 $ 221,500 0 1 R-14B-83 R-97 Inflows 492 1,114 1,258 4,269 7,133 4,348 3,751 6,046 6,045 20,190 0 2 G-161 Outflows (including realizations) (1,378) (477) (514) (1,555) (3,924) (4,950) (5,480) (2,317) (7,395) (20,142) G-14 B-224 3 1 61A1E0 Market Activity & Other (4,728) (4,053) (1,172) 813 (9,140) (2,860) (4,512) (399) 4,551 (3,220) B-15 4 Old Foreign Exchange (432) (145) (182) (819) (1,578) (415) (140) (172) (668) (1,395) R-122 R-237 Colors0 G-217 Balance, End of Period $ 80,383 $ 39,794 $ 48,802 $ 47,954 $ 216,933 $ 80,383 $ 39,794 $ 48,802 $ 47,954 $ 216,933 G-16 B-157 9 EDD99D B-22 R-162 R-147 3 G-195 Fee-earning AUM Roll Forward (Unaudited) G-14 B-197 3 B-18 93C3C5 R-14 Three Months Ended March 31, 2020 Twelve Months Ended March 31, 2020 7 ($mm) R-65 7 G-64 G-19 Corporate Corporate 5 B-66 Private Real Global Investment Private Real Global Investment 10 10 B-19 414042 Equity Assets Credit Solutions Total Equity Assets Credit Solutions Total R-187 Balance, Beginning of Period $ 61,660 $ 33,151 $ 37,862 $ 28,384 $ 161,057 $ 61,901 $ 32,908 $ 36,544 $ 28,670 $ 160,023 5 R-88 6 G-21 G-89 Inflows 43 757 1,060 1,037 2,897 3,185 5,212 4,173 3,556 16,126 1 B-91 7 Outflows (including realizations) (257) (2,795) (898) (706) (4,656) (3,567) (6,998) (3,491) (3,625) (17,681) B-15 58595B R-22 8 3 Market Activity & Other — (136) 209 (44) 29 (92) (141) 999 83 849 0 R-167 9 Foreign Exchange (358) (86) (168) (469) (1,081) (339) (90) (160) (482) (1,071) G-22 G-169 1 B-171 Balance, End of Period $ 61,088 $ 30,891 $ 38,065 $ 28,202 $ 158,246 $ 61,088 $ 30,891 $ 38,065 $ 28,202 $ 158,246 B-23 A7A9AB 2 R-220 G-221 B-222 Totals may not sum due to rounding. See Notes at end of document. 24 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Corporate Private Equity Fund Performance 8 B-112 G-92 096670 B-15 0 TOTAL INVESTMENTS REALIZED/PARTIALLY REALIZED INVESTMENTS(7) R-23 (Reported in Local Currency, mm) R-88 G-234 As of March 31, 2020 As of March 31, 2020 G-15 B-234 Investment 9 Period End/ Cumulative Remaining Gross Net IRR In Accrued LTM Cumulative Gross EAEAEA Fund Fee Committed Invested Realized Fair MOIC IRR (10) Carry/ Realized Invested Total Fair MOIC IRR B-16 Vintage(1) Stepdown(2) Capital Capital(3) Value(4) Value(5) (6) (9)(17) (17) (Clawback)(11) Carry(12) Capital(3) Value(13) (6) (9)(17) 5 R-208 CORPORATE PRIVATE EQUITY R-13 6 G-232 Fully Invested/Committed Funds(8) G-18 B-247 CP V 2007 $ 13,719.7 $ 13,190.9 $ 26,028.0 $ 1,679.2 2.1x 18% 14% X X $ 10,777.9 $ 26,488.1 2.5x 24% D0E8F7 CP VI 2014 $ 13,000.0 $ 12,874.2 $ 5,929.4 $ 12,054.1 1.4x 12% 8% X $ 3,080.0 $ 5,024.2 1.6x 18% 0 CEP II 2003 € 1,805.4 € 2,048.4 € 4,113.3 € 15.4 2.0x 36% 20% X X € 1,888.9 € 4,120.7 2.2x 43% R-14B-83 R-97 CEP III 2007 € 5,294.9 € 5,155.5 € 10,982.2 € 417.6 2.2x 19% 14% X X € 4,667.5 € 11,240.8 2.4x 20% 0 G-161 CEP IV 2014 € 3,669.5 € 3,735.8 € 1,220.3 € 3,370.5 1.2x 9% 4% € 645.9 € 795.8 1.2x 9% G-14 B-224 CAP III 2008 $ 2,551.6 $ 2,543.2 $ 4,416.5 $ 222.7 1.8x 16% 11% X X $ 2,149.0 $ 4,416.7 2.1x 19% 1 61A1E0 CAP IV 2014 $ 3,880.4 $ 4,058.8 $ 2,832.6 $ 3,221.9 1.5x 14% 9% X $ 1,364.4 $ 3,757.6 2.8x 35% B-15 R-12Old CJP II 2006 ¥ 165,600.0 ¥ 141,866.7 ¥ 205,301.1 ¥ 1,080.0 1.5x 7% 3% ¥ 134,666.7 ¥ 203,831.2 1.5x 7% Colors2 R-237 CGFSP II 2013 $ 1,000.0 $ 942.7 $ 897.9 $ 702.6 1.7x 21% 14% X X $ 406.5 $ 801.2 2.0x 28% 0 G-217 CEOF I 2011 $ 1,119.1 $ 1,173.1 $ 1,295.5 $ 443.8 1.5x 12% 8% X $ 505.1 $ 1,082.2 2.1x 32% G-16 B-157 CETP III 2014 € 656.6 € 580.1 € 664.8 € 579.9 2.1x 39% 25% X X € 160.5 € 664.8 4.1x 54% 9 EDD99D B-22 CAGP IV 2008 $ 1,041.4 $ 954.1 $ 1,076.5 $ 166.5 1.3x 7% 2% $ 589.8 $ 1,010.4 1.7x 13% R-16 All Other Active Funds, 2 Various $ 10,288.7 $ 10,072.3 $ 4,558.2 1.4x 10% 8% $ 5,417.4 $ 10,169.8 1.9x 16% R-147 Coinvestments and SMAs(14) 3 G-195 Fully Realized Funds, Coinvestments G-14 Various $ 24,914.5 $ 63,417.0 $ 10.4 2.5x 33% 28% $ 24,914.5 $ 63,427.4 2.5x 33% B-197 and SMA's(15) 3 Total Fully Invested/Committed Funds $ 84,896.2 $ 136,501.8 $ 27,879.0 1.9x 26% 18% $ 58,532.8 $ 136,526.4 2.3x 27% B-18 93C3C5 R-14 Funds in the Investment Period(8) 7 7 R-65 CP VII 2018 May-24 $ 18,510.0 $ 7,849.4 $ 39.2 $ 7,580.3 1.0x NM NM G-64 CEP V 2018 Oct-24 € 6,416.4 € 1,686.5 € 8.0 € 1,636.5 1.0x NM NM G-19 B-66 CAP V 2018 Jun-24 $ 6,554.2 $ 1,144.8 $ 275.0 $ 959.7 1.1x NM NM 5 B-19 414042 CGP 2015 Mar-21 $ 3,588.0 $ 2,799.8 $ 192.7 $ 2,662.8 1.0x 1% Neg R-18 CJP III 2013 Aug-20 ¥ 119,505.1 ¥ 91,191.7 ¥ 73,829.1 ¥ 100,220.1 1.9x 23% 14% X 7 5 CGFSP III 2018 Dec-23 $ 1,004.6 $ 441.4 $ 2.7 $ 528.0 1.2x NM NM R-88 G-21 CEOF II 2015 Aug-20 $ 2,400.0 $ 2,055.9 $ 161.1 $ 1,934.0 1.0x 1% Neg G-89 1 CETP IV 2019 Jul-25 € 1,350.0 € 255.3 € — € 227.5 0.9x NM NM B-91 B-15 All Other Funds, Coinvestments and 58595B Various $ 3,633.0 $ 537.1 $ 3,494.6 1.1x NM NM R-22 SMAs(16) 3 0 Total Funds in the Investment Period $ 20,901.1 $ 1,901.8 $ 20,134.5 1.1x 3% Neg $ 522.3 $ 1,408.3 2.7x 37% R-167 G-22 G-169 TOTAL CORPORATE PRIVATE EQUITY(18) $ 105,797.3 $ 138,403.5 $ 48,013.5 1.8x 25% 17% $ 59,055.1 $ 137,934.6 2.3x 27% 1 B-171 B-23 A7A9AB 2 R-220 G-221 B-222 See Notes at end of document. 25 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Real Assets Fund Performance 8 B-112 G-92 096670 B-15 TOTAL INVESTMENTS REALIZED/PARTIALLY REALIZED INVESTMENTS(7) 0 R-23 (Reported in Local Currency, mm) R-88 As of March 31, 2020 As of March 31, 2020 G-234 G-15 Investment B-234 Period End/ Cumulative Remaining Gross Net IRR In Accrued LTM Cumulative Gross 9 EAEAEA Fund Fee Committed Invested Realized Fair MOIC IRR (10) Carry/ Realized Invested Total Fair MOIC IRR B-16 Vintage(1) Capital Capital(3) Value(4) Value(5) (6) (9)(17) (17) (Clawback)(11) Carry(12) Capital(3) Value(13) (6) (9)(17) Stepdown(2) 5 R-208 REAL ASSETS R-13 G-232 Fully Invested/Committed Funds(8) 6 B-247 CRP III 2000 $ 564.1 $ 522.5 $ 1,588.4 $ 293.3 3.6x 44% 30% X X $ 522.5 $ 1,881.6 3.6x 44% G-18 D0E8F7 CRP IV 2004 $ 950.0 $ 1,261.6 $ 1,711.4 $ 287.5 1.6x 7% 4% $ 1,204.5 $ 1,985.7 1.6x 7% 0 CRP V 2006 $ 3,000.0 $ 3,349.2 $ 5,073.9 $ 786.0 1.7x 12% 9% X X $ 3,227.1 $ 5,763.8 1.8x 13% R-14B-83 R-97 CRP VI 2010 $ 2,340.0 $ 2,152.7 $ 3,595.6 $ 310.7 1.8x 27% 18% X X $ 1,705.9 $ 3,450.9 2.0x 32% 0 G-161 CRP VII 2014 $ 4,161.6 $ 3,677.5 $ 3,501.8 $ 2,246.1 1.6x 19% 12% X X $ 1,918.5 $ 3,471.8 1.8x 26% G-14 B-224 CEREP III 2007 € 2,229.5 € 2,052.7 € 2,379.9 € 102.5 1.2x 4% 1% € 1,911.6 € 2,393.3 1.3x 5% 1 CIEP I 2013 $ 2,500.0 $ 2,264.0 $ 860.6 $ 1,982.5 1.3x 13% 5% $ 665.4 $ 1,300.1 2.0x 23% 61A1E0 B-15 NGP X 2012 $ 3,586.0 $ 3,343.9 $ 2,963.3 $ 598.1 1.1x 2% Neg $ 2,018.0 $ 2,865.4 1.4x 14% Old R-122 R-237 NGP XI 2014 $ 5,325.0 $ 4,916.1 $ 1,583.2 $ 3,510.2 1.0x 1% Neg $ 1,373.9 $ 1,592.0 1.2x 33% Colors0 G-217 Energy III 2005 $ 3,800.0 $ 3,569.7 $ 5,248.6 $ 152.2 1.5x 9% 5% $ 3,152.1 $ 5,044.9 1.6x 11% G-16 B-157 Energy IV 2007 $ 5,979.1 $ 6,371.4 $ 6,812.6 $ 490.5 1.1x 5% 0% (X) $ 5,731.6 $ 6,767.0 1.2x 6% 9 EDD99D Renew II 2008 $ 3,417.5 $ 2,833.5 $ 2,930.9 $ 1,032.5 1.4x 7% 4% (X) $ 2,376.5 $ 2,946.6 1.2x 5% B-22 All Other Active Funds, Various $ 5,303.6 $ 6,533.7 $ 2,134.9 1.6x 8% 7% $ 3,560.6 $ 6,590.3 1.9x 11% R-16 Coinvestments and SMAs(19) 2 R-147 3 Fully Realized Funds, Coinvestments Various $ 8,018.8 $ 10,615.4 $ 13.6 1.3x 18% 9% $ 8,018.8 $ 10,629.0 1.3x 19% G-14 G-195 and SMA's(20) 3 B-197 Total Fully Invested/Committed Funds $ 49,836.6 $ 55,630.7 $ 13,950.6 1.4x 11% 6% $ 37,572.6 $ 56,915.1 1.5x 13% B-18 93C3C5 Funds in the Investment Period(8) R-147 CRP VIII 2017 May-22 $ 5,505.1 $ 2,143.4 $ 125.6 $ 2,343.9 1.2x NM NM 7 R-65 NGP XII 2017 Jul-22 $ 4,277.6 $ 1,967.0 $ 0.1 $ 1,677.2 0.9x NM NM G-64 G-19 CIEP II 2019 Apr-25 $ 2,242.7 $ 366.1 $ — $ 330.2 0.9x NM NM 5 B-66 CPP II 2014 Apr-21 $ 1,526.7 $ 1,101.5 $ 295.9 $ 991.7 1.2x 7% 1% 414042 B-19 CPI 2016 n/a $ 3,044.9 $ 2,466.2 $ 484.2 $ 2,395.8 1.2x 13% 11% X X R-187 CGIOF 2018 Sep-23 $ 2,201.4 $ 226.0 $ 28.8 $ 201.5 1.0x NM NM 5 R-88 All Other Funds, Coinvestments and Various $ 1,832.0 $ 233.6 $ 1,615.9 1.0x NM NM G-21 G-89 SMAs(21) 1 B-91 Total Funds in the Investment Period $ 10,102.2 $ 1,168.3 $ 9,556.2 1.1x 6% Neg $ 283.6 $ 515.7 1.8x NM B-15 58595B TOTAL REAL ASSETS(18) $ 59,938.8 $ 56,798.9 $ 23,506.7 1.3x 11% 5% $ 37,856.2 $ 57,430.8 1.5 13% R-223 0 R-167 G-22 G-169 1 B-171 B-23 A7A9AB 2 R-220 G-221 B-222 See Notes at end of document. 26 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Global Credit Fund Performance (Carry Funds Only) 8 B-112 G-92 096670 B-15 TOTAL INVESTMENTS 0 R-23 ($mm) As of March 31, 2020 R-88 G-234 G-15 Investment B-234 Period End/ Cumulative LTM Realized 9 EAEAEA Fund Fee Committed Invested Realized Remaining MOIC Gross IRR Net IRR In Accrued Carry/ Carry/ B-16 Vintage(1) Stepdown(2) Capital Capital(25) Value(4) Fair Value(5) (6) (9)(17) (10)(17) (Clawback)(11) (Clawback)(12) 5 R-208 GLOBAL CREDIT (CARRY FUNDS ONLY) R-13 G-232 Active Fully Invested/Committed Funds(8) 6 B-247 CSP II 2007 $ 1,352.3 $ 1,352.3 $ 2,430.8 $ 72.8 1.9x 17% 12% X G-18 D0E8F7 CSP III 2011 $ 702.8 $ 702.8 $ 845.8 $ 210.4 1.5x 23% 13% X 0 CEMOF I 2011 $ 1,382.5 $ 1,603.4 $ 864.2 $ 126.4 0.6x Neg Neg R-14B-83 R-97 CEMOF II 2015 $ 2,819.2 $ 1,652.6 $ 588.6 $ 880.2 0.9x Neg Neg 0 All Other Active Funds, Coinvestments and G-161 Various $ 2,592.9 $ 2,643.5 $ 330.9 1.1x 7% 2% SMAs(22) G-14 B-224 Fully Realized Funds, Coinvestments and 1 Various $ 1,312.1 $ 1,804.7 $ — 1.4x 12% 7% 61A1E0 SMAs(23) B-15 R-12Old Total Fully Invested/Committed Funds $ 9,215.9 $ 9,177.6 $ 1,620.8 1.2x 8% 1% Colors2 R-237 Funds in the Investment Period(8) 0 G-217 CSP IV 2016 Dec-20 $ 2,500.0 $ 1,396.4 $ 528.5 $ 915.0 1.0x NM NM G-16 B-157 CCOF 2017 Jun-22 $ 2,373.4 $ 1,833.2 $ 230.1 $ 1,642.1 1.0x NM NM 9 EDD99D B-22 All Other Funds, Coinvestments and SMAs(24) Various $ 1,861.8 $ 661.0 $ 1,056.6 0.9x NM NM R-16 Total Funds in the Investment Period $ 5,091.3 $ 1,419.5 $ 3,613.7 1.0x NM NM 2 R-147 3 TOTAL GLOBAL CREDIT $ 14,307.3 $ 10,597.2 $ 5,234.5 1.1x 7% Neg G-195 G-14 B-197 3 93C3C5 B-18 R-147 R-65 7 G-64 G-19 B-66 5 414042 B-19 R-187 5 R-88 G-21 G-89 1 B-91 B-15 58595B R-223 0 R-167 G-22 G-169 1 B-171 B-23 A7A9AB 2 R-220 G-221 B-222 See Notes at end of document. 27 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Investment Solutions Fund Performance 8 B-112 G-92 096670 B-15 TOTAL INVESTMENTS (Reported in Local Currency, mm) 0 R-23 As of March 31, 2020 R-88 G-234 INVESTMENT SOLUTIONS(27) Cumulative Invested Realized Remaining Fair Total Fair Fund Vintage Fund Size Capital(3)(28) Value(28) Value Value(29) MOIC(6) Gross IRR(17)(30) Net IRR(10)(17) G-15 B-234 AlpInvest 9 EAEAEA Fully Committed Funds(26) B-16 Main Fund I - Fund Investments 2000 € 5,174.6 € 4,416.2 € 7,189.3 € 80.0 € 7,269.3 1.6x 12% 11% 5 R-208 R-13 Main Fund II - Fund Investments 2003 € 4,545.0 € 4,991.5 € 7,645.2 € 370.0 € 8,015.2 1.6x 10% 9% G-232 6 Main Fund III - Fund Investments 2005 € 11,500.0 € 13,417.3 € 19,510.9 € 2,757.1 € 22,268.0 1.7x 10% 10% B-247 G-18 Main Fund IV - Fund Investments 2009 € 4,877.3 € 5,544.4 € 6,680.8 € 3,593.4 € 10,274.2 1.9x 17% 17% D0E8F7 0 Main Fund V - Fund Investments 2012 € 5,080.0 € 5,344.5 € 3,181.1 € 5,266.8 € 8,447.9 1.6x 16% 15% B-83 Main Fund VI - Fund Investments 2015 € 1,106.4 € 898.6 € 285.0 € 931.0 € 1,216.0 1.4x 17% 16% R-14 R-97 Main Fund II - Secondary Investments 2003 € 998.4 € 1,045.8 € 1,894.6 € 16.8 € 1,911.4 1.8x 27% 26% 0 G-161 Main Fund III - Secondary Investments 2006 € 2,250.0 € 2,443.7 € 3,674.7 € 69.2 € 3,744.0 1.5x 11% 10% G-14 B-224 Main Fund IV - Secondary Investments 2010 € 1,859.1 € 2,001.6 € 3,213.0 € 207.7 € 3,420.7 1.7x 19% 18% 1 61A1E0 Main Fund V - Secondary Investments 2011 € 4,272.8 € 4,259.3 € 5,079.6 € 1,898.0 € 6,977.5 1.6x 20% 18% B-15 R-12Old Main Fund III - Co-Investments 2006 € 2,760.0 € 2,899.0 € 3,676.6 € 441.9 € 4,118.5 1.4x 5% 5% 2 R-237 Colors0 Main Fund IV - Co-Investments 2010 € 1,475.0 € 1,394.3 € 3,205.0 € 445.0 € 3,650.0 2.6x 23% 22% G-217 G-16 Main Fund V - Co-Investments 2012 € 1,122.2 € 1,072.8 € 1,783.0 € 917.8 € 2,700.8 2.5x 28% 26% B-157 Main Fund VI - Co-Investments 2014 € 1,114.6 € 955.8 € 1,130.3 € 1,006.4 € 2,136.7 2.2x 27% 25% 9 EDD99D Main Fund II - Mezzanine Investments 2004 € 700.0 € 779.9 € 1,064.9 € 12.5 € 1,077.4 1.4x 7% 7% B-22 R-162 Main Fund III - Mezzanine Investments 2006 € 2,000.0 € 2,052.4 € 2,595.9 € 173.8 € 2,769.7 1.3x 10% 9% 3 R-147 All Other Active Funds(31) Various € 2,541.2 € 1,455.1 € 1,555.2 € 3,010.3 1.2x 5% 4% G-195 G-14 Fully Realized Funds Various € 2,172.0 € 4,910.9 € 1.6 € 4,912.6 2.3x 35% 32% 3 B-197 Total Fully Committed Funds € 58,230.1 € 78,175.8 € 19,744.2 € 97,920.1 1.7x 13% 12% B-18 93C3C5 Funds in the Commitment Period(26) R-147 Main Fund VI - Secondary Investments 2017 € 5,209.4 € 3,656.1 € 547.4 € 3,829.5 € 4,376.9 1.2x 15% 11% 7 R-65 Main Fund VII - Co-Investments 2017 € 2,529.0 € 1,542.4 € 52.8 € 1,635.6 € 1,688.4 1.1x 7% 4% G-64 G-19 All Other Funds(31) Various € 1,670.2 € 224.3 € 1,603.6 € 1,827.9 1.1x 9% 7% 5 B-66 Total Funds in the Committment Period € 6,868.8 € 824.4 € 7,068.7 € 7,893.1 1.1x 12% 9% 414042 B-19 TOTAL ALPINVEST € 65,098.9 € 79,000.3 € 26,812.9 € 105,813.2 1.6x 13% 12% R-187 TOTAL ALPINVEST (USD)(32) $ 71,427.4 $ 86,680.1 $ 29,419.5 $ 116,099.6 1.6x 5 R-88 G-21 G-89 1 B-91 Metropolitan Real Estate B-15 58595B R-22 Active Fully Committed Funds Various $ 2,744.3 $ 2,568.9 $ 2,735.6 $ 645.8 $ 3,381.4 1.3x 7% 5% 3 0 Fully Realized Funds Various $ 611.2 $ 588.7 $ 710.4 $ 0.5 $ 710.9 1.2x 4% 2% R-167 G-22 Total Fully Committed Funds(26) $ 3,157.7 $ 3,446.0 $ 646.3 $ 4,092.3 1.3x 6% 4% G-169 1 MRE Secondaries Fund II 2017 $ 1,165.2 $ 301.6 $ 67.8 $ 263.3 $ 331.1 1.1x 9% Neg B-171 B-23 All Other Funds in the Commitment Period Various $ 515.7 $ 92.9 $ 7.6 $ 80.9 $ 88.5 1.0x NM NM A7A9AB 2 Total Funds in the Commitment Period(26) $ 394.5 $ 75.4 $ 344.2 $ 419.6 1.1x 6% Neg R-220 TOTAL METROPOLITAN REAL ESTATE $ 3,552.2 $ 3,521.5 $ 990.5 $ 4,511.9 1.3x 6% 4% G-221 B-222 See Notes at end of document. 28 DCDDDE

R-0 R-8 G-74 G-51 B-13 B-94 6 R-9 R-11 G-10 8 2 G-92 B-11 B-15 R-232 0 4 R-88 G - G-15 234 9 B-23 B-16 R-20 4 5 8 R-13 G-23 6 2 G-18 B-24 0 R-977 R-14B-83 G-16 0 1 G-14 B-22 1 R-234 OldB-15 R-12 7 Color2 0 G-21 s G-16 7 9 B-15 R-14 B-22 7 Reconciliation & Disclosures R-16 7 2 G-19 3 5 G-14 B-19 3 7 B-18 R-147 R-65 7 G-64 G-19 B-66 5 B-19 R-187 R-88 5 G-89 G-21 B-91 1 R-16 B-15 7 R-223 G-16 0 9 G-22 B-17 1 R-22 1 B-23 0 2 G-22 1 B-22 2 29

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Reconciliation for Distributable Earnings Per Share (Unaudited) 8 B-112 G-92 096670 B-15 (Dollars in millions, 0 R-23 1Q'19 2Q'19 3Q'19 4Q'19 1Q'20 LTM 1Q'20 QoQ YoY LTM R-88 except per share data and where noted) G-234 G-15 B-234 9 FEE RELATED EARNINGS $ 103.3 $ 132.7 $ 108.8 $ 108.0 $ 128.8 $ 478.3 19% 25% 12% EAEAEA B-16 5 R-208 DISTRIBUTABLE EARNINGS $ 100.8 $ 213.4 $ 160.7 $ 171.7 $ 175.0 $ 720.8 2% 74% 13% R-13 G-232 6 1 G-18 B-247 DISTRIBUTABLE EARNINGS, TAX AND PER SHARE INFORMATION D0E8F7 0 Distributable Earnings $ 100.8 $ 213.4 $ 160.7 $ 171.7 $ 175.0 $ 720.8 R-14B-83 R-97 0 Less: Estimated current corporate, foreign, state and local G-161 2 8.3 8.8 8.5 5.2 7.7 30.2 G-14 taxes B-224 1 61A1E0 Less: Preferred share distributions 5.9 5.9 7.3 — — 13.2 B-15Old R-122 R-237 DISTRIBUTABLE EARNINGS, NET Colors0 $ 86.6 $ 198.7 $ 144.9 $ 166.5 $ 167.3 $ 677.4 G-217 attributable to common stockholders G-16 B-157 9 DISTRIBUTABLE EARNINGS, NET EDD99D $ 0.25 $ 0.57 $ 0.41 $ 0.47 $ 0.48 $ 1.93 B-22 per common share outstanding R-162 R-147 3 G-195 Dividend per common share* $ 0.19 $ 0.43 $ 0.31 $ 0.25 $ 0.25 $ 1.24 G-14 B-197 3 B-18 93C3C5 R-14 TOTAL OUTSTANDING SHARES (in millions) 340.9 341.2 346.7 347.2 348.4 348.4 7 R-65 7 G-64 Shares eligible for dividend (in millions)** 110.5 116.1 117.8 349.4 348.7 348.7 G-19 B-66 5 414042 B-19 R-187 5 R-88 G-21 G-89 1 B-91 B-15 58595B R-223 0 R-167 G-22 G-169 1 B-171 B-23 A7A9AB 2 * Our dividend policy as a Corporation is to pay dividends in an initial amount of $0.25 per share of common stock ($1.00 annually), beginning with the 4Q'19 dividend paid to shareholders in February 2020. R-220 See Notes at the end of the document for our Dividend Policy. G-221 ** Shares eligible for dividend include 0.3 million common shares that will be issued in May 2020 in connection with the vesting of restricted stock units. For purposes of this calculation, these common shares have been added to the common shares outstanding as of March 31, 2020 because they will participate in the dividend paid on common shares in May 2020. B-222 Totals may not sum due to rounding. Information reported for periods prior to the Conversion on January 1, 2020 reflect the results of the Partnership. See Notes at end of document. 30 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Reconciliation of GAAP to Total Segment Information 8 B-112 G-92 096670 B-15 0 R-23 R-88 (Dollars in millions) 1Q'19 2Q'19 3Q'19 4Q'19 1Q'20 LTM 1Q'19 LTM 1Q'20 FY'18 FY'19 G-234 G-15 B-234 INCOME (LOSS) BEFORE PROVISION FOR INCOME 9 EAEAEA TAXES $ 470.3 $ 542.0 $ 261.4 $ (40.3) $ (789.0) $ 705.0 $ (25.9) $ 360.2 $ 1,233.4 B-16 Adjustments: 5 R-208 R-13 G-232 Net unrealized performance revenues (155.8) (82.4) 126.2 69.7 528.9 (48.7) 642.4 50.2 (42.3) 6 B-247 1 G-18 Unrealized principal investment (income) loss (238.6) (234.9) (198.7) 81.3 264.7 (276.5) (87.6) (48.8) (590.9) D0E8F7 0 Adjusted unrealized principal investment (income) B-83 (27.0) (40.1) (68.1) (5.7) 22.8 (38.7) (91.1) (11.7) (140.9) R-14 R-97 loss from Fortitude Re 0 G-161 2 Equity-based compensation 39.4 38.3 38.9 34.9 31.7 203.8 143.8 252.2 151.5 G-14 B-224 1 Acquisition related charges, including amortization of 61A1E0 12.0 15.4 11.2 13.4 3.0 29.7 43.0 22.3 52.0 B-15 intangibles and impairment R-12Old Colors2 R-237 Other non-operating expense (income) 0.3 0.4 0.3 0.3 0.2 1.1 1.2 1.1 1.3 0 G-217 G-16 Tax (expense) benefit associated with certain foreign B-157 (6.1) 3.6 (10.8) (1.0) 11.2 (5.5) 3.0 (1.5) (14.3) 9 EDD99D performance revenues B-22 Net (income) loss attributable to non-controlling R-162 4.5 (39.8) (10.5) 9.2 97.0 (18.4) 55.9 (33.9) (36.6) R-147 interests in consolidated entities 3 G-195 G-14 Lease assignment and termination costs — — — — — 66.9 — 66.9 — B-197 3 93C3C5 Debt extinguisment costs 0.1 — — — — 7.9 — 7.8 0.1 B-18 R-147 Corporate conversion costs, severance and other 7 R-65 1.7 10.9 10.8 9.9 4.5 9.2 36.1 9.1 33.3 adjustments G-64 G-19 B-66 DISTRIBUTABLE EARNINGS $ 100.8 $ 213.4 $ 160.7 $ 171.7 $ 175.0 $ 635.8 $ 720.8 $ 673.9 $ 646.6 5 414042 B-19 Realized net performance revenues 7.0 20.8 57.7 78.6 48.2 223.6 205.3 319.7 164.1 R-187 5 R-88 Realized principal investment income 4.1 73.9 7.3 1.7 15.9 33.5 98.8 48.1 87.0 G-21 G-89 Net interest 13.6 14.0 13.1 16.6 17.9 46.8 61.6 44.3 57.3 1 B-91 B-15 58595B FEE RELATED EARNINGS $ 103.3 $ 132.7 $ 108.8 $ 108.0 $ 128.8 $ 425.5 $ 478.3 $ 350.4 $ 452.8 R-223 0 R-167 G-22 G-169 1 B-171 B-23 A7A9AB 2 (1) The three month periods ended March 31, 2019, June 30, 2019, September 30, 2019, December 31, 2019 and March 31, 2020 include $229 million, $231 million, $214 million, $(92) million, and R-220 $(89) million, respectively, in gains (losses) from changes in the fair value of embedded derivatives at Fortitude Re as a result of accounting principles related to derivatives and hedging. G-221 (2) Equity-based compensation includes amounts reflected in principal investment income and general, administrative and other expense in our U.S. GAAP statement of operations, as well as B-222 amounts related to shares issued in conjunction with a previous acquisition and amounts related. LTM 1Q'19 and FY'18 include amounts related to the IPO. Information reported for periods prior to January 1, 2020 reflect the results of the Partnership. 31 DCDDDE

Reconciliation of GAAP to Total Segment Information, continued

(Dollars in millions)	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Three Months Ended March 31, 2019				
Revenues	$ 450.9	$ 52.4	$ 583.7	$ 1,087.0 [2]
Expenses	$ 350.1	$ 43.7	$ 208.7	$ 602.5 [2]
Other income (loss)	$ —	$ (14.2)	$ —	$ (14.2) [3]
Distributable Earnings	$ 100.8	$ (5.5)	$ 375.0	$ 470.3 [4]
Three Months Ended June 30, 2019				
Revenues	$ 550.7	$ 45.8	$ 464.6	$ 1,061.1 [2]
Expenses	$ 337.3	$ 36.8	$ 154.2	$ 528.3 [2]
Other income (loss)	$ —	$ 9.2	$ —	$ 9.2 [3]
Distributable Earnings	$ 213.4	$ 18.2	$ 310.4	$ 542.0 [4]
Three Months Ended September 30, 2019				
Revenues	$ 527.8	$ 51.3	$ 189.5	$ 768.6 [2]
Expenses	$ 367.1	$ 44.1	$ 94.1	$ 505.3 [2]
Other income (loss)	$ —	$ (1.9)	$ —	$ (1.9) [3]
Distributable Earnings	$ 160.7	$ 5.3	$ 95.4	$ 261.4 [4]
Three Months Ended December 31, 2019				
Revenues	$ 580.7	$ 49.7	$ (170.1)	$ 460.3 [2]
Expenses	$ 409.0	$ 41.0	$ 33.6	$ 483.6 [2]
Other income (loss)	$ —	$ (17.0)	$ —	$ (17.0) [3]
Distributable Earnings	$ 171.7	$ (8.3)	$ (203.7)	$ (40.3) [4]
Three Months Ended March 31, 2020				
Revenues	$ 581.1	$ 53.0	$ (1,379.8)	$ (745.7) [2]
Expenses	$ 406.1	$ 53.8	$ (529.7)	$ (69.8) [2]
Other income (loss)	$ —	$ (113.1)	$ —	$ (113.1) [3]
Distributable Earnings	$ 175.0	$ (113.9)	$ (850.1)	$ (789.0) [4]

	Total Reportable Segments	Consolidated Funds	Reconciling Items	Carlyle Consolidated[1]
Twelve Months Ended March 31, 2019				
Revenues	$ 2,100.2	$ 219.6	$ 491.6	$ 2,811.4 [2]
Expenses	$ 1,464.4	$ 212.7	$ 417.6	$ 2,094.7 [2]
Other income (loss)	$ —	$ (11.7)	$ —	$ (11.7) [3]
Distributable Earnings	$ 635.8	$ (4.8)	$ 74.0	$ 705.0 [4]
Twelve Months Ended March 31, 2020				
Revenues	$ 2,240.3	$ 199.8	$ (895.8)	$ 1,544.3 [2]
Expenses	$ 1,519.5	$ 175.7	$ (247.8)	$ 1,447.4 [2]
Other income (loss)	$ —	$ (122.8)	$ —	$ (122.8) [3]
Distributable Earnings	$ 720.8	$ (98.7)	$ (648.0)	$ (25.9) [4]
Year Ended December 31, 2018				
Revenues	$ 2,185.9	$ 214.5	$ 26.8	$ 2,427.2 [2]
Expenses	$ 1,512.0	$ 213.3	$ 346.2	$ 2,071.5 [2]
Other income (loss)	$ —	$ 4.5	$ —	$ 4.5 [3]
Distributable Earnings	$ 673.9	$ 5.7	$ (319.4)	$ 360.2 [4]
Year Ended December 31, 2019				
Revenues	$ 2,110.1	$ 199.2	$ 1,067.7	$ 3,377.0 [2]
Expenses	$ 1,463.5	$ 165.6	$ 490.6	$ 2,119.7 [2]
Other income (loss)	$ —	$ (23.9)	$ —	$ (23.9) [3]
Distributable Earnings	$ 646.6	$ 9.7	$ 577.1	$ 1,233.4 [4]

(1) The Distributable Earnings in the Carlyle Consolidated column is income before provision for income taxes, which is the GAAP measure that is most directly comparable to Distributable Earnings.
(2) See detailed breakdown of revenue and expense adjustments on page 33.
(3) The Other Income (Loss) adjustment results from the Consolidated Funds which were eliminated in consolidation to arrive at Carlyle's total Other Income (Loss).
(4) See the reconciliation for Distributable Earnings and Fee Related Earnings on page 31.

32

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Reconciliation of GAAP to Total Segment Information, continued 8 B-112 G-92 096670 (Dollars in millions) 1Q'19 2Q'19 3Q'19 4Q'19 1Q'20 LTM 1Q'19 LTM 1Q'20 FY'18 FY'19 B-15 0 R-23 REVENUE RECONCILING ITEMS R-88 G-234 G-15 B-234 Unrealized performance revenues $ 301.8 $ 167.3 $ (87.4) $ (113.9) $ (1,109.0) $ 152.6 $ (1,143.0) $ (42.7) $ 267.8 9 EAEAEA Unrealized principal investment income (loss) 238.6 234.9 198.7 (81.3) (264.7) 276.5 87.6 48.8 590.9 B-16 5 Adjusted unrealized principal invesment income (loss) R-208 27.0 40.1 68.1 5.7 (22.8) 38.7 91.1 11.7 140.9 R-13 G-232 from Fortitude Re 6 B-247 Adjustments related to expenses associated with NGP G-18 (4.0) (4.1) (4.1) (4.0) (3.9) (18.2) (16.1) (18.9) (16.2) D0E8F7 Management and its affiliates 0 Tax expense (benefit) associated with certain foreign R-14B-83 — — 0.2 0.1 — (5.2) 0.3 (4.9) 0.3 R-97 performance revenues 0 G-161 G-14 Non-Carlyle economic interests in acquired businesses B-224 1 61A1E0 and other adjustments to present certain costs on a 20.4 42.7 29.3 25.1 (77.7) 92.6 19.4 92.5 117.5 net basis B-15Old R-122 R-237 Elimination of revenues of Consolidated Funds (0.1) (16.3) (15.3) (1.8) 98.3 (45.4) 64.9 (59.7) (33.5) Colors0 G-217 G-16 B-157 Total Revenue Reconciling Items $ 583.7 $ 464.6 $ 189.5 $ (170.1) $ (1,379.8) $ 491.6 $ (895.8) $ 26.8 $ 1,067.7 9 EDD99D B-22 R-16 EXPENSE RECONCILING ITEMS 2 R-147 3 Unrealized performance revenues related G-14 G-195 $ 146.0 $ 84.9 $ 38.8 $ (44.2) $ (580.1) $ 103.9 $ (500.6) $ 7.4 $ 225.5 B-197 compensation 3 93C3C5 Equity-based compensation 39.4 38.3 38.9 34.9 31.7 203.8 143.8 252.2 151.5 B-18 R-147 Acquisition-related charges, including amortization of 7 R-65 12.0 15.4 11.2 13.4 3.0 29.7 43.0 22.3 52.0 G-64 intangibles and impairment G-19 5 B-66 Other non-operating expense (income) 0.3 0.4 0.3 0.3 0.2 1.1 1.2 1.1 1.3 B-19 414042 Tax (expense) benefit associated with certain foreign R-18 (6.1) 3.6 (10.8) (1.0) 11.2 (10.7) 3.0 (6.2) (14.3) 7 performance revenues related compensation 5 R-88 G-21 Non-Carlyle economic interests in acquired G-89 1 B-91 businesses and other adjustments to present certain 20.9 10.0 14.9 29.2 8.0 51.7 62.1 34.3 75.0 costs on a net basis B-15 58595B R-223 Lease assignment and termination costs — — — — — 66.9 — 66.9 — 0 R-167 G-22 G-169 Debt extinguisment costs 0.1 — — — — 7.9 — 7.8 0.1 1 B-171 Corporate conversions costs, severance and other B-23 1.7 10.9 10.8 9.9 4.5 9.2 36.1 9.1 33.3 A7A9AB adjustments 2 R-220 Elimination of expenses of Consolidated Funds (5.6) (9.3) (10.0) (8.9) (8.2) (45.9) (36.4) (48.7) (33.8) G-221 Total Expense Reconciling Items $ 208.7 $ 154.2 $ 94.1 $ 33.6 $ (529.7) $ 417.6 $ (247.8) $ 346.2 $ 490.6 B-222 33 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Reconciliation for Total Segment Information, continued 8 B-112 G-92 096670 B-15 0 R-23 R-88 G-234 RECONCILIATION OF TOTAL INVESTMENTS RECONCILIATION OF G-15 B-234 ATTRIBUTABLE TO THE CARLYLE GROUP INC. ACCRUED PERFORMANCE ALLOCATIONS 9 EAEAEA B-16 (Dollars in millions) 03/31/20 (Dollars in millions) 03/31/20 5 R-208 ACCRUED PERFORMANCE ALLOCATIONS, NET OF ACCRUED R-13 G-232 INVESTMENTS, EXCLUDING PERFORMANCE ALLOCATIONS $ 2,639.0 GIVEBACK OBLIGATIONS $ 2,729.7 6 B-247 G-18 Less: Amounts attributable to non-controlling interests in 4 D0E8F7 (191.8) Plus: Accrued performance allocations from NGP Carry Funds — 0 Consolidated Funds R-14B-83 R-97 Plus: Investments in Consolidated Funds, eliminated in consolidation 63.1 Less: Accrued performance allocation-related expense (1,502.3) 0 G-161 G-14 B-224 1 Plus: Receivable for giveback obligation from current and former Less: Strategic equity method investments in NGP Management (379.3) 1.4 1 61A1E0 employees B-15 R-12Old Less: Investment in NGP general partners - accrued performance 2 R-237 1 — Less: Deferred taxes on accrued performance allocations (40.4) Colors0 allocations G-217 G-16 Less: Mark-to-Market gains associated with strategic equity Less: Net accrued performance allocations attributable to non- B-157 2 (539.1) (1.7) 9 EDD99D menthod investments in Fortitude Re controlling interests in consolidated entities B-22 NET ACCRUED PERFORMANCE REVENUES BEFORE TIMING R-162 TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC. 1,591.9 1,186.7 R-147 DIFFERENCES 3 G-14 G-195 Plus: Timing differences between the period when accrued Less: CLO loans and other borrowings attributable to The Carlyle 3 B-197 3 (305.2) performance allocations are realized and the period they are 14.1 Group Inc. 93C3C5 collected/distributed B-18 R-147 TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP INC., NET ACCRUED PERFORMANCE REVENUES ATTRIBUTABLE TO THE 7 R-65 $ 1,286.7 $ 1,200.8 G-64 NET OF CLO LOANS AND OTHER BORROWINGS CARLYLE GROUP INC. G-19 B-66 5 414042 B-19 R-187 5 R-88 G-21 G-89 1 B-91 B-15 58595B R-223 0 R-167 G-22 G-169 (1) The Company has equity interests in NGP Management Company, L.L.C. ("NGP Management"), the general partners of certain carry funds advised by NGP, and principal investments in certain 1 B-171 NGP funds. These equity interests are accounted for as investments under the equity method of accounting. Total investments attributable to The Carlyle Group Inc. excludes the strategic equity B-23 A7A9AB method investment in NGP Management and investments in the general partners of certain NGP carry funds. 2 (2) The adjusted strategic equity method investment in Fortitude Re of $538.8 million includes $129.8 million of adjusted net income for the period from closing through March 31, 2020, and R-220 excludes $539.1 million of unrealized mark-to-market gains associated with our pro rata share of the changes in fair value of embedded derivatives related to certain reinsurance contracts G-221 included in Fortitude Re's U.S. GAAP financial statements. B-222 (3) Of the $322.8 million in CLO loans and other borrowings as of March 31, 2020, $305.2 million are collateralized by investments attributable to The Carlyle Group Inc. (4) Accrued performance allocations are presented as an investment in the U.S. GAAP balance sheet. 34 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 GAAP Statement of Operations (Unaudited) 8 B-112 G-92 096670 B-15 (Dollars in millions, except per share amounts) 1Q'19 1Q'20 LTM 1Q'19 LTM 1Q'20 0 R-23 R-88 G-234 REVENUES G-15 B-234 Fund management fees $ 353.4 $ 355.9 $ 1,360.9 $ 1,478.7 9 EAEAEA Incentive fees 8.1 8.9 32.0 36.7 B-16 Investment income (loss) 5 R-208 Performance allocations 349.1 (937.6) 663.9 (487.6) R-13 G-232 Principal investment income (loss) 301.8 (253.3) 434.0 214.2 6 B-247 Total investment income (loss) 650.9 (1,190.9) 1,097.9 (273.4) G-18 D0E8F7 Interest and other income 22.2 27.4 101.0 102.5 0 Interest and other income of Consolidated Funds 52.4 53.0 219.6 199.8 R-14B-83 R-97 Total Revenues 1,087.0 (745.7) 2,811.4 1,544.3 0 G-161 EXPENSES G-14 B-224 Compensation and benefits 1 61A1E0 Cash-based compensation and benefits 210.5 204.3 769.9 827.2 B-15 R-12Old Equity-based compensation 36.0 29.1 191.0 133.1 Colors2 R-237 Performance allocations and incentive fee related compensation 185.4 (442.5) 403.7 (191.2) 0 G-217 Total compensation and benefits 431.9 (209.1) 1,364.6 769.1 G-16 B-157 General, administrative and other expenses 112.5 69.6 478.2 451.5 9 EDD99D B-22 Interest 19.7 23.9 84.0 86.3 R-16 Interest and other expenses of Consolidated Funds 38.1 45.6 166.8 139.3 2 R-147 3 Other non-operating expenses (income) 0.3 0.2 1.1 1.2 G-195 G-14 Total Expenses 602.5 (69.8) 2,094.7 1,447.4 B-197 3 Net investment gains (losses) of consolidated funds (14.2) (113.1) (11.7) (122.8) B-18 93C3C5 R-14 Income (loss) before provision for income taxes 470.3 (789.0) 705.0 (25.9) 7 7 R-65 Provision (benefit) for income taxes 24.0 (80.0) G-64 G-19 Net income (loss) 446.3 (709.0) 5 B-66 Net income (loss) attributable to non-controlling interests in consolidated entities (4.5) (97.0) 414042 B-19 Net income (loss) attributable to Carlyle Holdings 450.8 (612.0) R-187 Net income (loss) attributable to non-controlling interests in Carlyle Holdings 307.9 — 5 R-88 Net income (loss) attributable to The Carlyle Group Inc. 142.9 (612.0) G-21 G-89 Net income attributable to Series A Preferred Unitholders 5.9 — 1 B-91 Series A Preferred Unit redemption premium — — B-15 58595B Net income (loss) attributable to The Carlyle Group Inc. Common Stockholders $ 137.0 $ (612.0) R-223 0 R-167 Net income (loss) attributable to The Carlyle Group Inc. per common share G-22 G-169 Basic $ 1.25 $ (1.76) 1 B-171 Diluted $ 1.18 $ (1.76) B-23 A7A9AB 2 On January 1, 2020, The Carlyle Group L.P. (the "Partnership") completed its conversion from a Delaware limited partnership to a Delaware corporation, The Carlyle Group Inc. Information reported for R-220 periods prior to the Conversion on January 1, 2020 reflect the results of the Partnership. For periods subsequent to Conversion, Net income (loss) attributable to Carlyle Holdings refers to the Net G-221 income (loss) of The Carlyle Group Inc. and its consolidated subsidiaries, net of non-controlling interests in consolidated entities. LTM results for the provision (benefit) for income taxes and net income B-222 (loss) attributable to Carlyle Holdings are not meaningful due to the change in our structure in connection with the Conversion. See Notes at end of document. 35 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 GAAP Balance Sheet (Unaudited) 8 B-112 G-92 096670 B-15 0 R-23 R-88 G-234 As of March 31, 2020 G-15 B-234 Consolidated Consolidated 9 EAEAEA (Dollars in millions) Operating Entities Funds Eliminations Consolidated B-16 5 R-208 ASSETS R-13 G-232 Cash and cash equivalents $ 1,007.9 $ — $ — $ 1,007.9 6 B-247 Cash and cash equivalents of Consolidated Funds — 170.9 — 170.9 G-18 0 D0E8F7 Restricted cash 0.6 — — 0.6 R-14B-83 R-97 Investments, including performance allocations of $2,752.1 million 5,454.2 — (63.1) 5,391.1 0 G-161 Investments of Consolidated Funds — 4,465.3 — 4,465.3 G-14 B-224 Due from affiliates and other receivables, net 232.8 — (4.8) 228.0 1 61A1E0 Due from affiliates and other receivables of Consolidated Funds, net — 88.8 — 88.8 B-15Old R-122 R-237 Fixed assets, net 120.6 — — 120.6 Colors0 G-217 Lease right-of-use assets, net 194.2 — — 194.2 G-16 B-157 Deposits and other 53.9 0.5 — 54.4 9 EDD99D B-22 Intangible assets, net 58.3 — — 58.3 R-162 R-147 Deferred tax assets 304.5 — — 304.5 3 G-195 Total assets $ 7,427.0 $ 4,725.5 $ (67.9) $ 12,084.6 G-14 B-197 3 93C3C5 B-18 LIABILITIES & EQUITY R-147 R-65 Debt obligations $ 2,188.3 $ — $ — $ 2,188.3 7 G-19 G-64 Loans payable of Consolidated Funds — 4,196.3 — 4,196.3 5 B-66 Accounts payable, accrued expenses and other liabilities 301.6 — — 301.6 414042 B-19 Accrued compensation and benefits 1,773.3 — — 1,773.3 R-187 5 R-88 Due to affiliates 456.1 — — 456.1 G-21 G-89 Deferred revenue 296.3 — — 296.3 1 B-91 Deferred tax liabilities 36.4 — — 36.4 B-15 58595B R-223 Other liabilities of Consolidated Funds — 471.0 — 471.0 0 R-167 Lease liabilities 273.8 — — 273.8 G-22 G-169 Accrued giveback obligations 22.4 — — 22.4 1 B-171 Total liabilities 5,348.2 4,667.3 — 10,015.5 B-23 A7A9AB 2 Total equity 2,078.8 58.2 (67.9) 2,069.1 R-220 Total liabilities and equity $ 7,427.0 $ 4,725.5 $ (67.9) $ 12,084.6 G-221 B-222 36 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Notes 8 B-112 G-92 096670 Dividend Policy B-15 Under our dividend policy for our common stock that we adopted in connection with the Conversion, we expect to pay our common stockholders an annualized dividend of $1.00 0 R-23 per share of common stock, equal to a quarterly dividend of $0.25 per share of common stock. The declaration and payment of any dividends to holders of our common stock are R-88 G-234 subject to the discretion of our Board of Directors, which may change our dividend policy at any time or from time to time, and the terms of our certificate of incorporation. There can G-15 B-234 be no assurance that dividends will be made as intended or at all or that any particular dividend policy will be maintained. 9 EAEAEA B-16 Non-GAAP Financial Measures 5 R-208 R-13 This press release contains financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting G-232 6 principles in the United States of America. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures B-247 G-18 presented in accordance with U.S. GAAP. The reasons management believes that these non-GAAP financial measures provide useful information are set forth in our most recent D0E8F7 0 Annual Report on Form 10-K filed with the SEC. R-14B-83 R-97 Notes on Carlyle Consolidated GAAP Results (Page 5) 0 G-161 (1) Income (loss) before provision for taxes margin is equal to Income (loss) before provision for taxes, divided by Total revenues. G-14 B-224 (2) Income (loss) before provision for income taxes is the GAAP measure that is most directly comparable to Distributable Earnings, which management uses to measure the 1 61A1E0 performance of the business. A full reconciliation is included starting on page 29. B-15 R-12Old (3) Modified coinsurance is subject to the general accounting principles for derivatives and hedging, specifically the guidance originally issued as Derivatives Implementation Group Colors2 R-237 Issue No. B36: Embedded Derivatives: Modified Coinsurance Agreements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related 0 G-217 to the Creditworthiness of the Obligor under Those Instruments (“DIG B36”). G-16 B-157 9 EDD99D Note on Fee Related Earnings (Page 10) B-22 (1) FRE Margin is calculated as Fee Related Earnings, divided by Total Segment Fee Revenues. R-162 R-147 3 G-195 Notes on Performance Revenues (Page 11) G-14 B-197 (1) We generally earn performance revenues (or carried interest) from our carry funds representing a 20% allocation of profits generated on third-party capital, and on which the 3 93C3C5 general partner receives a special residual allocation of income from limited partners, which we refer to as carried interest, in the event that specified investment returns are achieved B-18 by the fund. Disclosures referring to carry funds also include the impact of certain commitments that do not earn carried interest, but are either part of, or associated with our carry R-147 R-65 funds. The rate of carried interest, as well as the share of carried interest allocated to Carlyle, may vary across the carry fund platform. See “Non-GAAP Financial Information and Other 7 G-64 Key Terms” for more information. G-19 B-66 (2) Includes the change in performance revenue accrual driven by positive or negative movements in portfolio valuation, incremental preferred return and fees, foreign exchange 5 fluctuations and acquisition/divestiture activity. 414042 B-19 R-187 Notes on Assets Under Management (Pages 12-14) 5 R-88 (1) Total Assets Under Management refers to the assets we manage or advise, and reflects the sum of the unrealized Fair Value of Investments and Available Capital. G-21 G-89 (2) Available Capital refers to the amount of capital commitments available to be called for investments, which may be reduced for equity invested that is funded via fund credit 1 B-91 facility and expected to be called from investors at a later date, plus any additional assets/liabilities at the fund level other than active investments. Amounts previously called may be B-15 58595B added back to available capital following certain distributions. R-223 (3) Credit (Non-Carry Funds) includes our CLOs, business development companies and related managed accounts, the Carlyle Tactical Private Credit Fund, as well as securitization 0 R-167 vehicles and various managed accounts in our Carlyle Aviation business. "Other" includes the NGP Predecessor funds and certain managed account vehicles. G-22 G-169 (4) Fair Value of Investments generally reflects the unrealized carrying value of investments for all carry funds, related co-investment vehicles and separately managed accounts, the 1 B-171 aggregate collateral balance of our CLOs and other securitization vehicles, and the gross asset value of our business development companies. B-23 A7A9AB (5) The In-Carry Ratio represents the percentage of Fair Value in our Traditional Carry Funds (Corporate Private Equity, Real Assets and Global Credit), which is accruing performance 2 revenue as of the quarter-end reporting date. This metric does not address the realization of performance revenue. R-220 (6) Reflects the percentage of Fair Value in our traditional carry funds attributable to investments originated in Q4 2015 or prior. Investments that include follow-on tranches are fully G-221 recognized based on the date of the initial investment activity. B-222 37 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Notes, continued 8 B-112 G-92 096670 B-15 Notes on Assets Under Management (Pages 12-14) (continued) 0 R-23 (7) Fee-earning Assets Under Management refers to the assets we manage or advise from which we derive recurring fund management fees, and is calculated as the basis on which R-88 G-234 management fees would be called, if called on the effective reporting date. G-15 B-234 (8) Pending Fee-earning Assets Under Management refers to commitments that have been raised, and will become Fee-earning Assets Under Management upon the activation of 9 EAEAEA recurring fund management fees on the commitments, or as the capital is invested, depending on the fee structure of the fund or vehicle. B-16 5 R-208 Note on Q1 2020 Key Metric Activity (Page 15) R-13 G-232 (1) Total for Real Assets includes Legacy Energy funds. The impact of these funds is no longer significant to our results of operations. 6 B-247 G-18 D0E8F7 Note on Investment Solutions (Page 20) 0 (1) Includes Mezzanine funds. R-14B-83 R-97 0 G-161 Notes on Total AUM Roll Forward (Page 24) G-14 B-224 (1) Inflows generally reflects the impact of gross fundraising during the period. For funds or vehicles denominated in foreign currencies, this reflects translation at the average 1 61A1E0 quarterly rate, while the separately reported Fundraising metric is translated at the spot rate for each individual closing. New CLO warehouse assets are recognized as an inflow to B-15 AUM, while corresponding fundraising will not be recognized until CLO issuance. Old R-122 R-237 (2) Outflows includes distributions net of recallable or recylable amounts in our carry funds, related co-investment vehicles, separately managed accounts and the NGP Predecessor Colors0 G-217 Funds, gross redemptions in our open-ended funds, runoff of CLO collateral balances and the expiration of available capital. G-16 B-157 (3) Market Activity & Other generally represents realized and unrealized gains (losses) on portfolio investments in our carry funds and related co-investment vehicles, the NGP 9 EDD99D Predecessor Funds and separately managed accounts, as well as the net impact of fees, expenses and non-investment income, change in gross asset value for our business B-22 development companies and other changes in AUM. R-162 R-147 (4) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated 3 at the average rate for the period. Ending balances are translated at the spot rate as of the period end. G-195 G-14 (5) The fair market values for our Investment Solutions carry funds are based on the latest available valuations of the underlying limited partnership interests (in most cases as of 3 B-197 December 31, 2019) as provided by their general partners, plus the net cash flows since the latest valuation, up to March 31, 2020. 93C3C5 B-18 R-147 Notes on Fee-earning AUM Roll Forward (Page 24) 7 R-65 (6) Inflows represents limited partner capital raised by our carry funds or separately managed accounts for which management fees based on commitments were activated during G-64 G-19 the period, the fee-earning commitments invested in vehicles for which management fees are based on invested capital, the fee-earning collateral balance of new CLO issuances, as 5 B-66 well as gross subscriptions in vehicles for which management fees are based on net asset value. Inflows exclude fundraising amounts during the period for which fees have not yet B-19 414042 been activated, which are referenced as Pending Fee-earning AUM. R-187 (7) Outflows represents the impact of realizations from vehicles with management fees based on remaining invested capital at cost or fair value, changes in basis for funds where the 5 R-88 investment period, weighted-average investment period or commitment fee period has expired during the period, reductions for funds that are no longer calling for management G-21 G-89 fees, gross redemptions in open-ended funds, and runoff of CLO collateral balances. Realizations for funds earning management fees based on commitments during the period do 1 B-91 not affect Fee-earning AUM. (8) Market Activity & Other represents realized and unrealized gains (losses) on portfolio investments in our carry funds based on the lower of cost or fair value and net asset value, as B-15 58595B R-223 well as activity of funds with fees based on gross asset value. 0 R-167 (9) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated G-22 at the average rate for the period. Ending balances are translated at the spot rate as of the period end. G-169 1 B-171 (10) Energy III, Energy IV, and Renew II (collectively, the “Legacy Energy Funds”), are managed with Riverstone Holdings LLC and its affiliates. Affiliates of both Carlyle and Riverstone act as investment advisers to each of the Legacy Energy Funds. Carlyle has a minority representation on the management committees of Energy IV and Renew II. Carlyle and B-23 A7A9AB Riverstone each hold half of the seats on the management committee of Energy III, but the investment period for this fund has expired and the remaining investments in such fund 2 are being disposed of in the ordinary course of business. R-220 G-221 B-222 38 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Notes, continued 8 B-112 G-92 096670 Notes on Fund Performance Tables (Pages 25-28) B-15 0 R-23 (1) The data presented herein that provides “inception to date” performance results of our segments relates to the period following the formation of the first fund within each R-88 G-234 segment. For our Corporate Private Equity segment our first fund was formed in 1990. For our Real Assets segment our first fund was formed in 1997. For our Global Credit segment G-15 our first carry fund was formed in 2004. B-234 9 EAEAEA (2) Represents the fund's investment period end date or, if different, the date at which the management fee calculation basis is scheduled to step down from commitments to remaining invested capital at cost (where applicable). This measure is only relevant and reported for funds currently in the investment period. B-16 5 R-208 (3) Represents the original cost of investments since inception of the fund. R-13 (4) Represents all realized proceeds since inception of the fund. 6 G-232 (5) Represents remaining fair value, before management fees, expenses and carried interest, and may include remaining escrow values for realized investments. B-247 (6) Multiple of invested capital (“MOIC”) represents total fair value, before management fees, expenses and carried interest, divided by cumulative invested capital. G-18 D0E8F7 (7) An investment is considered realized when the investment fund has completely exited, and ceases to own an interest in, the investment. An investment is considered partially 0 realized when the total amount of proceeds received in respect of such investment, including dividends, interest or other distributions and/or return of capital, represents at least R-14B-83 R-97 85% of invested capital and such investment is not yet fully realized. Because part of our value creation strategy involves pursuing best exit alternatives, we believe information 0 G-161 regarding Realized/Partially Realized MOIC and Gross IRR, when considered together with the other investment performance metrics presented, provides investors with meaningful G-14 B-224 information regarding our investment performance by removing the impact of investments where significant realization activity has not yet occurred. Realized/Partially Realized 1 61A1E0 MOIC and Gross IRR have limitations as measures of investment performance, and should not be considered in isolation. Such limitations include the fact that these measures do not B-15Old include the performance of earlier stage and other investments that do not satisfy the criteria provided above. The exclusion of such investments will have a positive impact on R-122 R-237 Realized/Partially Realized MOIC and Gross IRR in instances when the MOIC and Gross IRR in respect of such investments are less than the aggregate MOIC and Gross IRR. Our Colors0 G-217 measurements of Realized/Partially Realized MOIC and Gross IRR may not be comparable to those of other companies that use similarly titled measures. We do not present Realized/ G-16 B-157 Partially Realized performance information separately for funds that are still in the investment period because of the relatively insignificant level of realizations for funds of this type. 9 EDD99D However, to the extent such funds have had realizations, they are included in the Realized/Partially Realized performance information presented for Total Corporate Private Equity B-22 and Total Real Assets. R-162 R-147 (8) Fully Invested funds are past the expiration date of the investment period as defined in the respective limited partnership agreement. In instances where a successor fund has had 3 G-195 its first capital call, the predecessor fund is categorized as fully invested. G-14 B-197 (9) Gross Internal Rate of Return (“Gross IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on contributions, distributions and 3 unrealized value before management fees, expenses and carried interest. 93C3C5 B-18 (10) Net Internal Rate of Return (“Net IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on contributions, distributions and R-147 unrealized value after management fees, expenses and carried interest. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from 7 R-65 that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that G-64 G-19 fund. 5 B-66 (11) Fund has a net accrued performance fee balance/(giveback obligation) as of the current quarter end, driven by a significant portion of the fund's asset base. 414042 B-19 (12) Fund has generated realized net performance fees/(realized giveback) in the last twelve months. R-187 (13) Represents all realized proceeds combined with remaining fair value, before management fees, expenses and carried interest. 5 R-88 (14) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMA's), and certain other stand-alone investments arranged by us: CVP G-21 G-89 II, MENA, CCI, CSSAF I, CSABF, and CPF. 1 B-91 (15) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMA's), and certain other stand-alone investments arranged by us: CP I, B-15 58595B CP II, CP III, CP IV, CEP I, CAP I, CAP II, CBPF I, CJP I, CMG, CVP I, CUSGF III, CGFSP I, CEVP I, CETP I, CETP II, CAVP I, CAVP II, CAGP III and Mexico. R-223 (16) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: 0 R-167 CAGP V and CBPF II. G-22 G-169 (17) For funds marked “NM,” IRR may be positive or negative, but is considered not meaningful because of the limited time since initial investment and early stage of capital 1 B-171 deployment. For funds marked “Neg,” IRR is negative as of reporting period end. B-23 (18) For purposes of aggregation, funds that report in foreign currency have been converted to U.S. dollars at the reporting period spot rate. A7A9AB 2 (19) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: NGP R-220 GAP and CPOCP. G-221 (20) Aggregate includes the following funds: CRP I, CRP II, CRCP I, CAREP I, CAREP II, CEREP I, CEREP II, Energy I, Energy II, Renew I, and CIP. (21) Aggregate includes CCR, CRSEF, and CER. Return is not considered meaningful, as the investment period commenced in October 2016 for CCR, December 2019 for CRSEF, and B-222 December 2017 for CER. 39 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Notes, continued 8 B-112 G-92 096670 B-15 Notes on Fund Performance Tables (Pages 25-28), continued 0 R-23 (22) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: R-88 G-234 SASOF II, SASOF III, and CASCOF. G-15 B-234 (23) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CSP 9 EAEAEA I, CMP I, and CMP II. B-16 (24) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: 5 R-208 SASOF IV and CSC. R-13 (25) Represents the original cost of investments net of investment level recallable proceeds which is adjusted to reflect recyclability of invested capital for the purpose of calculating G-232 6 the fund MOIC. G-18 B-247 (26) Fully Committed funds are past the expiration date of the commitment period as defined in the respective limited partnership agreement. D0E8F7 (27) Includes private equity and mezzanine primary fund investments, secondary fund investments and co-investments originated by the AlpInvest team, as well as real estate 0 primary fund investments, secondary fund investments and co-investments originated by the Metropolitan Real Estate team. Excluded from the performance information shown are R-14B-83 R-97 a) investments that were not originated by AlpInvest, and b) Direct Investments, which was spun off from AlpInvest in 2005, and c) LP co-investment vehicles advised by AlpInvest. As 0 G-161 of March 31, 2020, these excluded investments represent $0.4 billion of AUM at AlpInvest. G-14 B-224 (28) To exclude the impact of FX, all AlpInvest foreign currency cash flows have been converted to Euro at the reporting period spot rate. 1 61A1E0 (29) Represents all realized proceeds combined with remaining fair value, before management fees, expenses and carried interest. To exclude the impact of FX, all AlpInvest foreign B-15Old currency cash flows have been converted to Euro at the reporting period spot rate. R-122 R-237 (30) Gross Internal Rate of Return (“Gross IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on investment contributions, Colors0 G-217 distributions and unrealized value of the underlying investments, before management fees, expenses and carried interest at the AlpInvest/Metropolitan Real Estate level. G-16 B-157 (31) Aggregate includes Main Fund VII - Fund Investments, Main Fund VIII - Fund Investments, Main Fund IX - Fund Investments, Main Fund X - Fund Investments, Main Fund XI - Fund 9 EDD99D Investments, Main Fund IV - Mezzanine Investments, Main Fund V - Mezzanine Investments, AlpInvest CleanTech Funds and funds which are not included as part of a main fund. B-22 (32) Represents the U.S. dollar equivalent balance translated at the spot rate as of period end. R-162 R-147 3 G-195 Notes on Reconciliation for Distributable Earnings per Share (Page 30) G-14 B-197 (1) For periods prior to the Conversion on January 1, 2020, the current corporate income taxes payable on Distributable Earnings allocated to Carlyle Holdings I GP Inc. and 3 estimated current Tax Receivable Agreement payments owed have been added to the estimated current corporate, foreign, state, and local taxes and total Distributable Earnings, 93C3C5 B-18 net attributable to common stockholders has been recast accordingly. R-147 (2) Represents the implied provision for estimated corporate income taxes payable on Distributable Earnings. R-65 7 G-64 G-19 B-66 5 414042 B-19 R-187 5 R-88 G-21 G-89 1 B-91 B-15 58595B R-223 0 R-167 G-22 G-169 1 B-171 B-23 A7A9AB 2 R-220 G-221 B-222 40 DCDDDE